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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Celsion Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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CELSION CORPORATION

10220-L OLD COLUMBIA ROAD
COLUMBIA, MARYLAND 21046

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, JUNE 25, 2010

To Our Stockholders:

        Notice is hereby given that the annual meeting (the "Annual Meeting") of the stockholders of Celsion Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, June 25, 2010 at the Hyatt Regency Baltimore, 300 Light Street, Baltimore, Maryland 21202 for the following purposes, all as more fully described in the accompanying Proxy Statement:

  1)
  To elect two Class III Directors, each to serve until the Annual Meeting of Stockholders in 2013 and until his successor is duly elected and qualified;

  2)
  To ratify the selection of Stegman & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010;

  3)
  To consider and act upon an amendment to the Celsion Corporation 2007 Stock Incentive Plan; and

  4)
  To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The close of business on April 28, 2010 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 28, 2010 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided for that purpose. Returning your Proxy Card will ensure your representation and help to ensure the presence of a quorum at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares in person even if you send in your Proxy Card.

By Order of the Board of Directors
/s/ TIMOTHY J. TUMMINELLO Secretary

April 30, 2010
Columbia, Maryland

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 25, 2010. The Proxy Statement and our 2009 Annual Report to Security Holders on Securities and Exchange Commission Form 10-K are available at www.proxyvote.com.

WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,
SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE OR SUBMIT YOUR VOTE VIA
THE INTERNET AT www.proxyvote.com OR BY PHONE AT 1-800-690-6903.

CELSION CORPORATION

PROXY
STATEMENT

i

CELSION CORPORATION

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Celsion Corporation, a Delaware corporation (sometimes referred to in this Proxy Statement as the "Company", "Celsion", "we" or "us"), for exercise at the annual meeting of stockholders (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, to be held on June 25, 2010. We are first sending this Proxy Statement, accompanying Proxy Card, Notice of Annual Meeting of Stockholders and Annual Report on Securities and Exchange Commission ("SEC") Form 10-K for the fiscal year ended December 31, 2009 (our "2009 Annual Report on Form 10-K") to our stockholders on or about May 10, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 25, 2010. The Proxy Statement and our 2009 Annual Report to Security Holders on Securities and Exchange Commission Form 10-K are available at www.proxyvote.com.

        We are an innovative oncology drug development company focused on improving treatment for those suffering with highly aggressive and difficult to treat forms of cancer. We are working to develop and commercialize more efficient, effective, targeted chemotherapeutic oncology drugs based on our proprietary heat-activated liposomal technology.

        Our principal executive offices are located at 10220-L Old Columbia Road, Columbia, Maryland 21046, and our telephone numbers are (410) 290-5390 and (800) 262-0394 (toll free).

INFORMATION ABOUT THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

        Our 2010 Annual Meeting will be held at 10:00 a.m., local time, on Friday, June 25, 2010 at the Hyatt Regency Baltimore, 300 Light Street, Baltimore, Maryland 21202.

Who May Attend the Annual Meeting

        Only stockholders who own our common stock, par value $0.01 per share (our "Common Stock"), as of the close of business on April 28, 2010, the record date for the Annual Meeting (the "Record Date"), will be entitled to attend the Annual Meeting. In the discretion of management, we may permit certain other individuals to attend the Annual Meeting, including members of the media and our employees.

Who May Vote

        Each share of our Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to the stockholders at the Annual Meeting. Only stockholders who own our Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 12,227,177 shares of our Common Stock issued and outstanding.

How to Vote

        If you were a stockholder as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to attend and vote in person. HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD

IN ORDER TO ENSURE THE PRESENCE OF A QUORUM. A pre-addressed and postage-paid return envelope is enclosed for your convenience. Alternatively, you may cast your vote via the internet at www.proxyvote.com or by phone by calling 1-800-690-6903.

        If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote.

Voting by Proxy

        If you vote by proxy, the individuals named on the proxy, or their substitutes, will vote your shares in the manner you indicate. If you date, sign, and return the proxy card without indicating your instructions, your shares will be voted as follows:

  •
  For the election of the two Class III nominees for director, each to serve until the Annual Meeting of Stockholders in 2013 and until his successor is duly elected and qualified;

  •
  For the ratification of the appointment of Stegman & Company as our independent registered public accounting firm for 2010;

  •
  For the amendment to the Celsion Corporation 2007 Stock Incentive Plan; and

  •
  In the discretion of the proxy holder on any other matter that properly comes before the Annual Meeting and any adjournment or postponement thereof.

        You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by voting in person at the Annual Meeting, or by sending a written revocation of your proxy addressed to our Secretary at our principal executive office. Your most current proxy card is the one that will be counted.

Quorum Requirement

        A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. A "broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner properly executes and returns a proxy without voting on a particular proposal because such holder of record does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Vote Requirements

        The election of the Class III Directors at the Annual Meeting will be by plurality of the votes cast. This means that the two director nominees receiving the greatest number of votes cast, in person or by proxy, by the holders of Common Stock in the election of the Class III Directors, will be elected. Stockholders may not cumulate their votes in electing directors. Stockholders entitled to vote at the Annual Meeting may either vote "FOR" the nominees for election as a director or may "WITHHOLD AUTHORITY" for the nominees. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If a stockholder withholds authority to vote with respect to the nominees for director, the shares held by that stockholder will be counted for purposes of establishing a quorum, but will have no effect on the election of the nominees. Broker non-votes will have no effect on the election of the nominee.

        Stockholders may also vote "FOR" or "AGAINST" or may "ABSTAIN" on Proposal No. 2, to ratify the selection of Stegman & Company as the Company's independent registered public accounting firm for the year ending December 31, 2010. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal will be required to ratify the selection of Stegman & Company. Abstentions will have the same effect as a vote against Proposal No. 2, but broker non-votes will have no effect on Proposal No. 2.

        Stockholders may also vote "FOR" or "AGAINST" or may "ABSTAIN" on Proposal No. 3, to approve an amendment to the Celsion Corporation 2007 Stock Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal will be required to approve the amendment. Abstentions will have the same effect as a vote against Proposal No. 3, but broker non-votes will have no effect on Proposal No. 3.

Other Matters

        Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. It is not anticipated that other matters will be brought before the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, however, persons named as proxies will vote upon them in their discretion.

Information about the Proxy Statement and the Solicitation of Proxies

        The enclosed proxy is solicited by our Board of Directors and we will bear the costs of preparing, assembling, printing and mailing this Proxy Statement, accompanying Proxy Card, Notice of Annual Meeting of Stockholders and the Company's 2009 Annual Report on Form 10-K, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. We will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to their beneficial owners. The solicitation of proxies will be by mail and direct communication with certain stockholders or their representatives by our officers, directors and employees, who will receive no additional compensation therefor.

Annual Report

        Our 2009 Annual Report on Form 10-K is being mailed to stockholders together with this Proxy Statement and contains financial and other information about Celsion, including audited financial statements for our fiscal year ended December 31, 2009. A copy of our 2009 Annual Report on Form 10-K, as filed with the SEC (but excluding exhibits), is available on our website and additional copies may be obtained without charge, upon written request directed to the Corporate Secretary, Celsion Corporation, 10220-L Old Columbia Road, Columbia, Maryland 21046.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2009 Annual Report on Form 10-K may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or telephone number:

  10220-L Old Columbia Road
  Columbia, Maryland 21046
  Attention: Corporate Secretary
  (410) 290-5390

        If you would like to receive separate copies of the Company's Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address and telephone number set forth above.

        PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE OR SUBMIT YOUR VOTE VIA THE INTERNET AT www.proxyvote.com OR BY PHONE AT 1-800-690-6903.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of April 28, 2010 by:

  •
  each person or group known by us to own beneficially more than 5% of the outstanding Common Stock;

  •
  each of our directors and the director nominees, as well as each executive officer named in the Summary Compensation Table appearing under the heading "Executive Compensation"; and

  •
  our directors and executive officers as a group.

        We determine beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares of Common Stock subject to options that are currently exercisable or that become exercisable within 60 days of April 28, 2010 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

NAME OF BENEFICIAL OWNER*	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)	PERCENT OF SHARES OF COMMON STOCK OUTSTANDING(2)
Max E. Link(3)	262,474	2.15%
Gary W. Pace(4)	86,907	**
Gregory Weaver(5)	67,010	**
Augustine Chow(6)	55,000	**
Michael H. Tardugno(7)	507,662	4.15%
Nicholas Borys(8)	132,370	1.08%
Timothy J. Tumminello(9)	10,200	**
Sean Moran(10)	80,000	**
Directors and Executive Officers as a group (8 persons)(11)	1,201,623	9.83%

*
The address of each of the persons named is c/o Celsion Corporation, 10220-L Old Columbia Road, Columbia, MD 21046.

**
Less than 1%.

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Based on 12,227,177 shares of Common Stock outstanding as of April 28, 2010.

(3)
Includes 99,912 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

(4)
Includes 60,667 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

(5)
Includes 57,010 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

(6)
Includes 55,000 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

(7)
Includes 385,000 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

(8)
Includes 105,833 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

(9)
Includes 2,500 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

(10)
Includes 66,667 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010. The right to exercise these options will expire in January 2011.

(11)
Includes 832,599 shares of Common Stock underlying options currently exercisable or exercisable within 60 days of April 28, 2010.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports regarding ownership and changes in ownership of such equity securities with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to us copies of all reports that they file pursuant to Section 16(a). Subject to the following sentence, based solely on our review of the copies of such forms furnished between January 1, 2009 and December 31, 2009, or with respect to our fiscal year ended December 31, 2009, and on our discussions with directors and executive officers, we believe that, during the fiscal year ended December 31, 2009, applicable Section 16(a) filing requirements were met. Mr. Tardugno did not timely file a Form 4 to report the vesting of Restricted Stock previously reported as a grant of derivative securities in 2009 and 2010.

CODE OF ETHICS

        The Company has adopted a Code of Ethics and Business Conduct applicable to its directors, officers (including its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other officers performing similar functions) and employees. This Code of Ethics constitutes a code of ethics applicable to senior financial officers within the meaning of the Sarbanes-Oxley Act of 2002 and SEC rules. A copy of the Code of Ethics and Business Conduct was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 2003. It is available on the Company's website at http://www.celsion.com and any stockholder may obtain a copy by making a written request to the Company's Corporate Secretary, 10220-L Old Columbia Road, Columbia, MD 21046. In the event of any amendments to or waivers of the terms of the Code of Ethics, such matters will be posted promptly on the Company's website.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

GENERAL

        The Company's Certificate of Incorporation provides that the number of directors that constitutes the Board of Directors is to be fixed by, or in the manner provided in, our Bylaws, as amended (the "Bylaws"). The Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III, and it is the Company's practice to have such classes as even in size as possible. The Company's Bylaws provide that the Board of Directors is to consist of between three and nine directors, with the exact number to be fixed by action of the Board of Directors. The current number of directors has been fixed by the Board of Directors at seven, although currently, there are only five directors serving.

        The Board of Directors has nominated Dr. Max E. Link and Mr. Michael H. Tardugno to stand for re-election to the Board of Directors as Class III Directors, with terms expiring at the 2013 annual meeting of stockholders and with the election and qualification of their successors. The proxies named in the Proxy Card provided with this Proxy Statement intend to vote "FOR" the election of Dr. Link and Mr. Tardugno unless otherwise instructed. If you do not wish your shares to be voted for Dr. Link or Mr. Tardugno, you must so indicate by marking the "WITHHOLD AUTHORITY" box on the Proxy Card against Dr. Link or Mr. Tardugno in which event your shares will not be voted for Dr. Link or Mr. Tardugno. In the event that Dr. Link or Mr. Tardugno becomes unavailable, which is not expected, the designated proxies will vote in their discretion for a substitute nominee, or the Board may reduce the number of directors.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR DIRECTOR AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES.

 DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below is certain information regarding the Company's current directors and the nominees (who are also currently serving as directors), as well as the Company's non-director executive officers.

NAME	AGE	POSITION(S)	CLASS
Max E. Link	69	Chairman, Director	III
Michael H. Tardugno	59	President, Chief Executive Officer, and Director	III
Gary W. Pace	62	Director	II
Gregory Weaver	53	Director	I
Augustine Chow	58	Director	I
Nicholas Borys	51	Vice President and Chief Medical Officer
Timothy J. Tumminello	52	Controller & Interim Chief Accounting Officer

        Following are the biographical summaries for the nominees proposed for election as Class III Directors at the Annual Meeting and for the Class I and Class II Directors of the Company.

Class III Director Nominees (If elected, term would expire in 2013)

        Dr. Max E. Link.    Dr. Link has served as a director of the Company since 1997 and has been the Chairman of the Board of Directors since October 2001. Dr. Link currently serves on the board of directors of a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company that was subsequently acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG, culminating in his appointment as Chairman of their Board of Directors in 1992. From 2001 to 2003, Dr. Link served as Chairman and Chief Executive Officer of Centerpulse Ltd. Dr. Link currently serves on the Boards of Directors of Alexion Pharmaceuticals, Inc. (Nasdaq:ALXN), Discovery Laboratories, Inc. (Nasdaq:DSCO) and Cytrx Corporation (Nasdaq:CYTR). Dr. Link holds a Ph.D. in Economics from the University of St. Gallen (Switzerland).

        The Board of Directors concluded that Dr. Link should be nominated to continue to serve as a director on account of, among other things, the following experience, qualifications, attributes, and skills:

  •
  Leadership attributes, including experience serving as a director on the boards of several companies

  •
  Experience in the pharmaceutical and biotechnology industries

  •
  Professional and educational background

        Mr. Michael H. Tardugno.    Mr. Tardugno was appointed President and Chief Executive Officer of the Company on January 3, 2007 and was elected to the Board of Directors on January 22, 2007. Prior to joining the Company and for the period from February 2005 to December 2006, Mr. Tardugno served as Senior Vice President and General Manager of Mylan Technologies Inc, a subsidiary of Mylan Laboratories. Before Mylan, from 1998 to 2005, Mr. Tardugno was Executive Vice President of Songbird Hearing, Inc. From 1996 to 1998 he was Senior Vice President of Technical Operations for the ConvaTec division of Bristol-Myers Squibb, and from 1977 to 1995 he held increasingly senior positions with Bausch & Lomb and Abbott Laboratories. Mr. Tardugno holds a B.S. degree, Biology major, from St. Bonaventure University and completed the Harvard Business School, Program for Management Development. In January 2010, Mr. Tardugno was appointed to the Boards of Directors of Theranostics Health, a privately held company founded in 2006.

        The Board of Directors concluded that Mr. Tardugno should be nominated to continue to serve as a director on account of, among other things, the following experience, qualifications, attributes, and skills:

  •
  Leadership attributes and experience, including experience as Chief Executive Officer of Celsion since 2007

  •
  Management experience in the pharmaceutical and biotechnology industries

  •
  Professional and educational background

Continuing Class I Directors (Term expires in 2011)

        Mr. Gregory Weaver.    Mr. Weaver has been a director of the Company since 2005. In February 2009 Mr. Weaver was appointed Chief Financial Officer and Senior Vice President of Poniard Pharmaceuticals, Inc., a biopharmaceutical company focused on the development and commercialization of oncology products. Prior to that from April 2007, Mr. Weaver served as Chief Financial Officer of Talyst, Inc., a healthcare IT company in Bellevue, Washington. Prior to that he served as Senior Vice President and Chief Financial Officer of Sirna Therapeutics (NASDAQ:RNAI), an RNAI therapeutics company from February 2006 until the sale of the firm to Merck, Inc. in December 2006. From April 2002 through September 2005, Mr. Weaver was Chief Financial Officer and Corporate Secretary of Nastech Pharmaceutical Company (NASDAQ: NSTK), a public drug delivery company. From April 1999 to April 2002, Mr. Weaver was Chief Financial Officer of Ilex Oncology Inc. (NASDAQ: ILXO), a public cancer drug development company, and from 1996 to 1998, he was the Chief Financial Officer of medical device manufacturer, Prism Technologies. Early in his career, Mr. Weaver, held increasingly senior positions with Fidelity Capital and Harte-Hanks (NYSE: HHS) in the publishing industry. He began his career with Andersen LLP. Mr. Weaver has also served as a director and chairman of the audit committee of SCOLR Pharmaceuticals (Amex: DDD) from 2007 until March 2009. Mr. Weaver earned his MBA from Boston College and B.S. in accounting from Trinity University and was a certified public accountant.

        The Board of Directors concluded that Mr. Weaver should continue to serve as a director on account of, among other things, the following experience, qualifications, attributes, and skills:

  •
  Leadership attributes and management experience, including executive positions with several companies in the pharmaceutical and biotechnology industries

  •
  Experience with financial reporting by public companies

  •
  Professional and educational background

        Dr. Augustine Chow.    Dr. Augustine Chow was appointed to the Board of Directors in March 2007. Dr. Chow has served as the Chief Executive Officer of Harmony Asset Limited since 1996, a publicly listed investment company specializing in China and Hong Kong. From 1990-1998, Dr. Chow

was the Chief Executive Officer of Allied Group of Companies based in Hong Kong. Prior to this, Dr. Chow held increasingly senior positions with Brunswick Corporation and Outboard Marine Corporation. Dr. Chow has held numerous directorships of listed and non-listed companies, principally in Hong Kong, China and the UK. He has also participated and managed over fifty direct investments in China. Dr. Chow holds a M.Sc. from London Business School, a Ph.D. in Transfer of Technology from the University of South Australia, a DBA in Internet Research from Southern Cross University, and an Engineering Doctorate in Commercialization of Radical Innovation from the City University of Hong Kong.

        The Board of Directors concluded that Dr. Chow should continue to serve as a director on account of, among other things, the following experience, qualifications, attributes, and skills:

  •
  Leadership attributes and management experience

  •
  His experience doing business in China and Hong Kong

  •
  Professional and educational background

Continuing Class II Director (Term expires in 2012)

        Dr. Gary W. Pace.    Dr. Pace has served as a director of the Company since 2002. He is currently a consultant and Director of QRxPharma Ltd (ASX:QRX), and a director of ResMed (NYSE:RMD) and Transition Therapeutics Inc. (CDNX:TTH). From 2002 to 2007, Dr. Pace was Founder, Chairman and Chief Executive Officer of QRxPharma Pty Ltd and from 1995 to 2001, he was President and Chief Executive Officer of RTP Pharma and from 2000 to 2002, Dr. Pace was Chairman and Chief Executive Officer of Waratah Pharmaceuticals Inc., a spin-off company from RTP Pharma. From 1993 to 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From 1989 to 1993, he was Senior Vice president of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr. Pace holds a B.S. with honors from the University of New South Wales and a Ph.D. from MIT.

        The Board of Directors concluded that Dr. Pace should continue to serve as a director on account of, among other things, the following experience, qualifications, attributes, and skills:

  •
  Leadership attributes, including experience serving as a director on the boards of several companies

  •
  Management experience in the pharmaceutical and biotechnology industries

  •
  Professional and educational background

Executive Officers

        Following are the biographical summaries for each of the Company's executive officers. Each executive officer is elected by, and serves at the pleasure of, the Board of Directors.

        Mr. Michael H. Tardugno.    Mr. Tardugno's biographical information appears above under the heading "Class III Director Nominees."

        Dr. Nicholas Borys, MD.    Dr. Borys joined Celsion on October 1, 2007 as Vice President and Chief Medical Officer of the Company. In this position Dr. Borys manages the clinical development program for Celsion. Dr. Borys has accumulated extensive experience in all phases of pharmaceutical development with a focus in oncology. Immediately prior to joining Celsion, Dr. Borys served as Chief Medical Officer of Molecular Insight Pharmaceuticals, Inc., a molecular imaging and nuclear oncology pharmaceutical start-up company, from 2004 until 2007. From 2002 until 2004 he served as the Vice President and Chief Medical Officer of Taiho Pharma USA, a Japanese start-up oncology therapeutics company. Prior to that he held increasingly senior positions at Cytogen Corporation, Anthra Pharmaceuticals, Inc., Amersham Healthcare, Inc. and Hoffmann La-Roche Inc. Dr. Borys attended Rutgers University and holds an M.D. Degree from American University of the Caribbean.

        Timothy J. Tumminello, CPA.    Mr. Tumminello joined Celsion as Assistant Controller in April, 2009 and was appointed the Company's Controller and Interim Chief Accounting Officer on January 6, 2010. Prior to Mr. Tumminello's employment with the Company, he was employed by IC Isaacs & Company, Inc., from May 1997 to January 2009 and held various positions during his tenure that included serving as Vice President, Controller and Principal Financial Officer at the time of his departure in 2009. Mr. Tumminello was employed in the Baltimore, Maryland office of Deloitte & Touche LLP from January 1991 until May 1997. Mr. Tumminello is a certified public accountant.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors presently maintains separately designated Audit, Compensation, and Nominating and Governance Committees. The Audit Committee's principal responsibilities are to review financial statements and reports filed by the Company with the SEC, select annually a firm of independent accountants to conduct the annual audit of the Company's financial statements, assess the independence of the Company's independent auditors and meet with the independent auditors from time to time in order to review the Company's general policies and procedures with respect to audits, accounting and financial controls. Mr. Weaver (Chairman) and Drs. Link and Chow, each of whom is independent under the applicable rules of The NASDAQ Stock Market ("NASDAQ") and Rule 10A-3 under the Exchange Act currently serve on the Audit Committee.

        The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's directors, officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management. The Compensation Committee does not delegate the authority to approve compensation policies and actions affecting the Company's Named Executive Officers or directors. The Compensation Committee applies discretion in determining compensation for the Company's executives. The Compensation Committee has not established any equity or other security ownership requirements or guidelines in respect of its executive officers. The President and Chief Executive Officer assists the Compensation Committee in evaluating the performance of other executive officers and by providing information to directors as and when requested, such as salary surveys and compensation paid by the Company's competitors, to the extent such information is publicly available. Members of the Compensation Committee undertake to verify such information prior to referring to it in determining executive compensation. The compensation of the President and Chief Executive Officer is determined by the Compensation Committee based on the Compensation Committee's evaluation of his performance and with reference to such external or competitive data as they consider necessary.

        Drs. Pace (Chairman) and Link and Mr. Weaver currently comprise the Compensation Committee. Drs. Pace and Link and Mr. Weaver are independent under the applicable NASDAQ rules and Rule 10A-3 under the Exchange Act.

        The Nominating and Governance Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors, reconsideration of incumbent directors in connection with nominations for elections of directors and ensuring that the Board of Directors is properly constituted to meet its corporate governance obligations. The current members of the Nominating and Governance Committee are Drs. Pace and Link, each of whom is deemed to be independent under applicable NASDAQ rules.

        Each of the Audit, Compensation and Nominating and Governance Committees operates under a separate written charter. Current copies of the charters for each of these committees of the Board of Directors can be found on our website located at http://www.celsion.com.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Board Leadership

        Our Board of Directors has adopted a leadership structure that it believes is appropriate for Celsion, including an independent Chairman of the Board. Currently, Dr. Link serves as Chairman of the Board and Mr. Tardugno serves as President and CEO. The Board believes that the Company and its stockholders have been well served by the current leadership structure due to Dr. Link's and Mr. Tardugno's experience and in-depth knowledge of the Company and the industry.

Board Oversight of Risk

        The Board of Directors is responsible for oversight of the various risks facing us. In this regard, the Board seeks to understand and oversee the most critical risks relating to our business and operations, allocate responsibilities for the oversight of risks among the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing us. Overseeing risk is an ongoing process, and risk is inherently tied to our strategy and to strategic decisions. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive and to achieve its business objectives.

        While the Board oversees risk, our management is charged with identifying and managing risk. We have robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

        The Board implements its risk oversight function both as a whole and through delegation to various committees. These committees meet regularly and report back to the full Board. The following two committees play significant roles in carrying out the risk oversight function:

  •
  The Audit Committee:  The Audit Committee oversees the Company's practices with respect to assessing and managing risk and assessing the effectiveness of our system of internal controls. In performing this function, the Audit Committee considers information from our independent registered public accounting firm and internal auditors and discusses relevant issues with management, the internal auditors, and the independent registered public accounting firm. The Audit Committee also oversees the Company's compliance with respect to legal and regulatory requirements and monitors compliance with the Company's Code of Business Conduct and Ethics. In addition, at least quarterly, the Audit Committee reviews with the Company's senior management any risks or exposures relating to litigation, other legal matters and other proceedings and regulatory matters that may have a significant impact on the Company's financial statements.

  •
  The Compensation Committee:  The Compensation Committee oversees the Company's overall compensation structure, policies and programs, and assesses whether the Company's compensation structure establishes appropriate incentives for management and employees.

LEGAL PROCEEDINGS

        None of the Company's directors or officers have been a part of any legal proceeding within the last 10 years that would affect their ability or put in question their integrity to serve as a director or an officer of the Company.

 MEETINGS OF THE BOARD AND ITS COMMITTEES

        During the fiscal year ended December 31, 2009, there were a total of seven meetings of the Board of Directors. Each director attended all of the meetings of the Board of Directors and the committees on which he served that were held during the period for which he was a director or committee member, respectively. During the fiscal year ended December 31, 2009, the Audit Committee met five times, the Compensation Committee met three times, and the Nominating and Governance committee met once.

DIRECTOR NOMINATIONS

  The Nominating and Governance Committee

        The Nominating and Governance Committee of the Board of Directors operates under a Charter adopted by the full Board of Directors on December 24, 2003 and amended on February 27, 2006, a current copy of which can be found on our website, located at http://www.celsion.com. The role of the Nominating and Governance Committee is to act on behalf of the Board of Directors to ensure that the Board of Directors and its standing committees are appropriately constituted to meet their fiduciary and corporate governance obligations. In this role, the Nominating and Governance Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election as directors and reconsidering incumbent directors in connection with nominations for elections of directors. The Nominating and Governance Committee is also charged with: (i) reviewing and recommending changes in the size and composition of the Board of Directors and its committees; (ii) developing and maintaining criteria and processes for selecting candidates for election as directors; (iii) identifying and recruiting candidates to stand for election as directors and determining whether incumbent directors should stand for reelection; (iv) ensuring that the Company and the Board of Directors operates in accordance with current best practices; (v) providing for ongoing director training and education; (vi) reporting to the Board of Directors on Nominating and Governance Committee activities; (vii) annually reviewing the Nominating and Governance Committee's performance of its responsibilities and duties; and (viii) annually reviewing the Nominating and Governance Committee Charter, the structure and the processes and membership requirements of the Nominating and Governance Committee and recommending to the Board any improvements or amendments that the Nominating and Governance Committee considers appropriate or necessary.

  Director Qualifications

        It is a policy of the Nominating and Governance Committee that candidates for director be determined to have unquestionable integrity and the highest ethical character. Candidates must demonstrate the ability to exercise sound, mature and independent business judgment in the best interests of the stockholders as a whole and may not have any interests that would, in the view of the Nominating and Governance Committee, impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director. Candidates must have experience and demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors which will complement the talents of the other members of the Board of Directors and further the interests of the Company, bearing in mind the composition of the Board of Directors and the current state of the Company and the biotechnical/biopharmaceutical industry generally. In particular, the Nominating and Governance Committee believes it is important for one or more members of the Board of Directors to have in-depth experience in the biotechnical/biopharmaceutical industry. The Nominating and Governance Committee has determined that one or more of its members, including the incumbents nominated to stand for reelection at the Annual Meeting, have such biotechnical/biopharmaceutical experience.

        Candidates are expected to have an appreciation of the major issues facing public companies of a size and operational scope similar to the Company, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have the willingness and capability to devote the time necessary to participate actively in meetings of the Board of Directors and committee meetings and related activities, the ability to work professionally and effectively with other members of the Board of Directors and Company management, and the ability and intention to remain on the Board of Directors long enough to make an effective contribution.

        In addition, in accordance with the rules of the SEC and NASDAQ, the Company requires that at least a majority of the directors serving at any time on the Board of Directors be independent, that at least three directors satisfy the financial literacy requirements for service on the Audit Committee and that at least one qualify as an "audit committee financial expert" under those rules.

        The Board of Directors has determined that Mr. Gregory Weaver is qualified to serve as the "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K and that Drs. Link and Chow meet the financial literacy requirements under applicable SEC and NASDAQ rules. The Board of Directors has also determined that of the five currently serving directors, Drs. Max E. Link, Gary W. Pace, Augustine Chow and Mr. Gregory Weaver, are independent under applicable SEC and NASDAQ rules. Mr. Gregory Weaver acts as the chairman of our Audit Committee. Finally, among candidates who meet the foregoing criteria, the Nominating and Governance Committee also considers the Company's current and anticipated needs, including expertise, diversity and balance of inside, outside and independent directors. In considering the independence of the Directors nominated for election, Dr. Link has no relationship with the Company other than as a Director.

  Nominating and Governance Committee Process

        In selecting candidates for the Board of Directors, the Nominating and Governance Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. Under its charter, the Nominating and Governance Committee is charged with considering incumbent directors as if they were new candidates. However, the Nominating and Governance Committee recognizes the significant value of the continuing service of qualified incumbents in promoting stability and continuity, providing the benefit of the familiarity and insight into the Company's affairs and enhancing the Board of Directors' ability to work as a collective body. Therefore, it is the policy of the Nominating and Governance Committee, absent special circumstances, to nominate qualified incumbent directors whom the Nominating and Governance Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election. If any member of the Board of Directors does not wish to continue in service or if the Nominating and Governance Committee or the Board of Directors decides not to re-nominate a member, there is an existing vacancy on the Board of Directors, or the Board of Directors, upon the recommendation of the Nominating and Governance Committee, elects to expand the size of the Board of Directors, the following process would be followed:

  •
  The Nominating and Governance Committee develops a profile for candidates' skills and experience, based on the criteria described above.

  •
  The Nominating and Governance Committee initiates a search, polling members of the Board of Directors and management, and retaining a search firm if the Nominating and Governance Committee deems this appropriate.

  •
  The Nominating and Governance Committee has a policy with respect to stockholders' suggestions for nominees for directorships. Under this policy, stockholder nominees are given identical consideration as nominees identified by the Nominating and Governance Committee.

    The process by which stockholders may submit potential nominees is described below under "Stockholder Recommendation Process."

  •
  The Nominating and Governance Committee then determines the eligibility and suitability of any candidate based on the criteria described above and the Nominating and Governance Committee's search profile.

  •
  The Chairman of the Board of Directors and at least one member of the Nominating and Governance Committee interview prospective candidate(s) who satisfy the qualifications described above.

  •
  The Nominating and Governance Committee offers other members of the Board of Directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

  •
  The Nominating and Governance Committee seeks endorsement of the final candidate(s) from the full Board of Directors.

  •
  The final candidate(s) are nominated by the Board of Directors for submission to a stockholder vote or elected to fill a vacancy.

        To date, the Nominating and Governance Committee has not received any recommendations from stockholders and has not retained a search firm to aid in the identification or evaluation of potential nominees.

  Stockholder Recommendation Process

        The Nominating and Governance Committee will consider director candidates recommended by stockholders, provided that the stockholder making the recommendation follows the procedure set forth below. Stockholder recommendations should be submitted to the Company in writing, as follows:

  Corporate Secretary
  Celsion Corporation
  10220-L Old Columbia Road
  Columbia, Maryland 21046

        Suggestions received by the Secretary before January 10, 2011 will be considered by the Nominating and Governance Committee for nomination and election at the 2011 annual meeting of stockholders.

        A stockholder's notice to the Secretary must set forth:

  a)
  as to each stockholder-proposed nominee:

  i)
  the name, age, business address and residence address of the nominee;

  ii)
  the principal occupation or employment of the nominee;

  iii)
  an undertaking to provide a completed director's and officer's questionnaire in the form required by the Company within two weeks of the submission;

  iv)
  a statement as to the nominee's citizenship; and

  v)
  any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

  b)
  as to the stockholder giving the notice:

  i)
  the name and record address of the stockholder; and

  ii)
  the number of shares of Common Stock that the stockholder beneficially owns.

        The Company or the Nominating and Governance Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility or suitability of the proposed nominee to serve as director of the Company.

  Revisions to Process

        The Nominating and Governance Committee and stockholder recommendation processes have been developed to provide a flexible framework to permit the director nomination process to move forward effectively. The Nominating and Governance Committee intends to review these processes from time to time in light of the Company's evolving needs and changing circumstances, as well as changes in legal requirements and stock exchange listing standards. The Nominating and Governance Committee may revise these processes or adopt new ones based on such periodic reviews.

STOCKHOLDER COMMUNICATIONS

        The Board of Directors has adopted a process through which interested stockholders may communicate with the Board of Directors. Stockholders who wish to send communications to the Board of Directors, or any particular director, should address such communications to the Corporate Secretary, at the Company's headquarters in Columbia, Maryland. The envelope containing any such communication should be prominently marked "To the Attention of the Board of Directors" or to a particular committee or director, and the communication should include a representation from the stockholder indicating the stockholder's address and the number of shares of the Company's Common Stock beneficially owned by the stockholder. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders. Depending upon the content of a particular communication, as he deems appropriate, our Corporate Secretary will: (i) forward the communication to the director, directors or committee to whom it is addressed; (ii) attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or (iii) not forward communications such as solicitations, junk mail and obviously frivolous or inappropriate communications. At each meeting of the Board of Directors, the Corporate Secretary will present a summary of all communications, whether or not forwarded, received since the last meeting and will make those communications available to the directors on request.

BOARD ATTENDANCE

        The Board of Directors strongly encourages all directors, to the extent reasonable and practicable, to attend the Company's annual meetings of stockholders in person. All of the current Board members were present at last year's annual meeting.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee operates under a written charter as amended and restated effective May 4, 2007. A copy of the charter is available on our web site, located at http://www.celsion.com. Additional copies of the charter are available upon written request to the Company. All members of the Audit Committee meet the independence standards established by the SEC and NASDAQ. In addition, the Board of Directors has made the affirmative determination that none of the independent directors has a material relationship with the Company and that the Audit Committee members meet the additional independence requirements set forth in Rule 10A-3 under the Exchange Act.

        The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of the Company's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's 2009 Annual Report on Form 10-K with the Company's management and the Company's independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

        The Audit Committee met privately with the Company's independent registered public accounting firm and discussed issues deemed significant by the independent registered public accounting firm, including those required by Statement on Auditing Standards No. 114 (The Auditor's Communication with those Charged with Governance), as amended. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management, including the matters in the written disclosures and the letter received from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and considered whether the provision of non-audit services by the independent registered public accounting firm was compatible with maintaining the independent registered public accounting firm's independence. The Audit Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm's examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's 2009 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                      Members of the Audit Committee

                      Gregory Weaver
                      Max E. Link
                      Augustine Chow

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        The Company is an early stage drug development company and as such is unlikely, in the short to medium term, to generate revenues and income sufficient to cover product development costs. As a result, the Company's executive compensation philosophy is geared to ensuring that executive compensation aligns management and stockholders' interests by emphasizing rewards for Company performance, while remaining competitive with compensation paid by other early stage biotechnology companies.

        The Compensation Committee and the Board of Directors have adopted the following executive compensation approaches:

Executive Compensation Philosophy

        The Compensation Committee attempts to design executive compensation programs to achieve three principal objectives. First, the program is intended to attract, motivate and retain talented executives with total compensation that is competitive within the drug development and broader pharmaceutical and biotechnology industry. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation varies with business performance and is dependent on a rising stock price performance. Third the program is designed to award behavior which results in optimizing the commercial potential of the Company's development program.

        The Compensation Committee's philosophy is to pay competitive total compensation, comprised of annual salaries, a non-equity incentive compensation plan, cash bonuses and stock option awards, which is geared to provide above average total compensation for superior performance reflected in increases in the Company's stock price. The Compensation Committee considers the elements of the compensation package (consisting of base salary, incentive compensation and stock based compensation) to be reflective of compensation packages given to executives in the industry. Compensation packages are designed to pay competitive salaries at the 50th percentile level of the industry study described below under "Annual Salaries", reward superior annual performance through incentive compensation awards and to allow executives to participate in increases in stockholder value though stock option and other stock based grants. The Company considers the income tax affects to both the Company and the employee in structuring its compensation arrangements.

        The Compensation Committee reviews the performance of the Chief Executive and other executives at least annually. Management provides the Compensation Committee material and data requested by the Compensation Committee. The Chief Executive provides input relative to the performance of executives but is not involved in determining the amounts or composition of individual executive compensation packages.

        A discussion of each individual element of compensation follows.

Annual Salaries

        The Company participates in an ongoing industry survey which covers a broad cross-section of the biotechnology, pharmaceuticals and life science industries including all the key positions with the Company. The Compensation Committee compares base salary for Company executives with these benchmarks and targets to pay base salaries that are equivalent to the 50th percentile of the survey.

Incentive Compensation

        The Company has an incentive compensation plan in which all members of our senior management participate. The plan is performance driven based on Company and personal operational objectives generally established annually by mutual agreement of management and the Compensation Committee. These operational objectives include, but are not limited to, the completion of certain development projects, fund raising, cost controls, business development and profit and loss goals. They typically do not, however, include share price objectives as all of the operating objectives are ultimately directed at creating shareholder value. These objectives are designed to achieve timely and efficient product development including, but not limited to, completion of clinical studies and regulatory approvals. Each member of senior management is individually evaluated based on the achievement of the Company's overall operational objectives and his or her personal objectives. This component of compensation is provided, among other reasons, to create incentives for members of senior management to meet short and medium term performance goals of the Company, without regard to stock price. Objectives are weighted in terms of overall importance to meeting the Company's operating plan.

        The total incentive compensation a member of senior management can earn as part of his or her compensation package is based on his or her level within management, with more senior members of management eligible to earn a higher percentage of their base salary as incentive compensation than less senior members. While the percentages of base salary that can be earned as incentive compensation by members of management other than the Chief Executive Officer generally vary from year to year as determined annually by our Compensation Committee, they are generally between 15% and 35%. Our Chief Executive Officer's annual incentive compensation is targeted at 70% of his base salary under the terms of his employment agreement. The actual amount of incentive compensation paid to any member of senior management is determined on a sliding scale dependent on how successful such member of senior management was in achieving the objectives upon which his or her incentive compensation was targeted and the relative importance to the Company of the objectives achieved. The Compensation Committee retains complete discretion to adjust any incentive compensation up or down and, except for our Chief Executive Officer's incentive compensation, which is governed by an employment agreement, retains discretion as to whether to grant any incentive compensation to any individual member of senior management at all.

Bonuses

        Bonuses are awards paid outside the incentive compensation plan. The Compensation Committee has the latitude to reward exceptional performance in circumstances when an individual does not qualify for an incentive compensation award through achievement of pre-determined objectives but has delivered significant contributions not covered by the annual objectives agreed upon between management and the Compensation Committee.

Stock-Based Compensation

        The 2007 Employee Stock Incentive Plan is designed to align the interest of Company employees and its stockholders, encouraging participants to maintain and increase their ownership of Company Common Stock with the opportunity to benefit from the Company's long-term performance. The plan authorizes the issuance of shares of Common Stock in the form of stock options, stock appreciation rights (SARs) or restricted stock. The plan also authorizes the issuance of phantom stock units (PSUs). The plan is administered by the Compensation Committee, which has the authority to grant options, SARs, restricted stock and PSUs. There are 1,000,000 shares authorized under the 2007 Plan. Additionally, all canceled and expired options under the 2001 Employee Stock Incentive Plan and the 2004 Employee Stock Incentive Plan become available for issue under the 2007 Plan. During 2009, 17,234 shares collectively from the 2001 and 2004 Plans became available under the 2007 Plan.

        During the year ended December 31, 2009, a total of 517,100 options and stock awards were issued, 56,333 options and awards were exercised, and 68,901 options and awards were canceled or expired under the plans collectively. At December 31, 2009, there were 882,284 shares available for future grant under the Plans. Options are granted to employees based on their position and responsibilities in the Company. The level of award is determined by the Compensation Committee after considering relevant competitive data.

Executive Officer Compensation

        The Compensation Committee, in determining the 2009 compensation of executive officers of the Company, reviewed the total compensation for the Company's CEO, Chief Financial Officer and two other key management employees, and compared them to the industry survey referenced above. Additionally, the Compensation Committee members drew on additional experience gleaned from their service as members of Boards of Directors at other biotechnology companies at development stages comparable to the Company. The Compensation Committee concluded that the Company is compensating its executives in accordance with the Compensation Committee's compensation philosophy.

        Compensation paid to the Company's Named Executive Officers during the year ended December 31, 2009 consisted of a base salary and non equity incentive compensation accrued at year end and paid in the first quarter of fiscal 2010 (based on individual and company goals achieved during 2009), Stock Awards (i.e. grants of restricted stock) and Option Awards. The Compensation Committee from time to time may elect to pay all or part of an employee's incentive compensation or bonus in restricted stock as a retentive measure or in order to conserve cash.

        Base salaries were determined in accordance with the principles and compensation philosophy described above. The non-equity incentive compensation plan awards payable to each of the Company's Named Executive Officers were determined based on their achievement of objectives set during 2009 and their relative importance to the long-term development of the Company. The Stock Awards were based on the Named Executive Officer's contribution to the development of the Company's business, and vest over a period of one year. All Option Awards to Named Executive Officers, directors, and employees vest over a three to four year period from the date of grant.

2009 SUMMARY COMPENSATION TABLE

        The following table sets forth the aggregate cash and other compensation paid, for the year ended December 31, 2009, to the Company's Chief Executive Officer and each of its other executive officers whose annual salary and non equity incentive compensation for the fiscal year ended December 31, 2009 exceeded $100,000 (the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Bonus ($)	All Other Compensation	Total ($)
			(note 1)	(note 1)	(note 2)
Michael H. Tardugno(3)	2009	359,693	72,000	131,840	51,191	11,281	626,005
President and Chief Executive Officer	2008	350,000	—	273,885	85,750	47,256	756,891
Nicholas Borys(4)	2009	293,975	14,400	61,525	22,158	33,305	425,363
Vice President and Chief Medical Officer	2008	281,071	27,500	127,813	34,563	24,770	495,717
Timothy J. Tumminello	2009	102,308	7,120	22,322	6,000	—	137,750
Controller and Interim Chief Accounting Officer
Sean Moran(5)	2009	235,000	14,400	35,157	—	34,665	319,222
Chief Financial Officer (2009)

(1)
The value reported for Stock and Option Awards is the aggregate grant date fair value of restricted stock awards granted to the named executive officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled "Stock-Based Compensation" to our financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(2)
Bonuses for 2009 were paid during the first quarter of 2010, in respect of 2009 performance and non-equity incentive compensation plan awards for 2008 were paid during the first quarter of 2009, in respect of 2008 performance.

(3)
Mr. Tardugno's other compensation for 2009 consists of a $11,281 401(k) matching contribution. Mr. Tardugno's other compensation for 2008 consists of a gross up allowance of $44,900 for taxes owed on the $140,000 relocation allowance paid to Mr. Tardugno in 2007 and a $2,356 401(k) matching contribution.

(4)
Dr. Borys' other compensation for 2009 consists of a $24,738 temporary living allowance and a $8,567 401(k) matching contribution. Dr. Borys' other compensation for 2008 consists of a $22,500 temporary living allowance and a $2,270 401(k) matching contribution.

(5)
Mr. Moran was the Company's Chief Financial Officer from December 2008 until January 8, 2010. Mr. Moran's other compensation consists of a $27,615 temporary living allowance and a $7,050 401(k) matching contribution.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

  Employment Agreements

        The Company and Mr. Tardugno entered into an employment agreement, effective March 1, 2009, which superseded the previous employment agreement with Mr. Tardugno and pursuant to which Mr. Tardugno continues to serve as our President and Chief Executive Officer. Subject to earlier termination pursuant to the terms of the agreement, the initial term of the agreement shall end on January 1, 2013, with automatic one (1) year renewals thereafter, unless either party provides a notice of non-renewal. Mr. Tardugno's employment agreement provides for an initial annual base salary of $360,500, subject to annual adjustment by the Board of Directors of the Company or the Compensation Committee (the "Base Salary"). Mr. Tardugno is also eligible for an annual performance bonus from the Company, pursuant to the Company's management incentive bonus program, or policy or practice of the Board or its Compensation Committee, in effect from time to time. The amount of such bonus will be determined by the Board or its Compensation Committee in its sole and absolute discretion and will not exceed 70% of the then-current Base Salary except pursuant to a specific finding by the Board or its Compensation Committee that a higher percentage is appropriate. Under the Agreement, the Company agreed to grant to Mr. Tardugno, at the time of its usual annual grant to employees, annual stock options to purchase shares of the Company's common stock as the Board or its Compensation Committee shall determine.

        In the event, (A) that the Company terminates the agreement other than for "cause" (as defined in the agreement) or (B) Mr. Tardugno terminates the agreement upon the occurrence of: (i) a material adverse change in his duties or authority; (ii) a situation in which he is no longer at least one of the President or the Chief Executive Officer of the Company; (iii) a bankruptcy filing or similar action by or against the Company; or (iv) another material breach of the Agreement by the Company (each, a "Triggering Event"), Mr. Tardugno will be entitled to receive a severance payment equal to his base annual salary at the time of termination (the "Reference Amount"), payable in accordance with the Company's normal payroll practices and may exercise any vested options within one (1) year of his termination date, after which time any unexercised options shall be forfeited.

        In the event of termination of his employment upon a Triggering Event within two years following a "change in control" (as described below), or, if within such two-year period (i) there is a material adverse change in his compensation or benefits, or (ii) any successor to the Company does not assume the Company's obligation under the agreement, and he terminates his employment, Mr. Tardugno is entitled to a lump sum severance payment equal to the Reference Amount and any previously unvested options granted to Mr. Tardugno and covered by the employment agreement shall immediately vest and become and remain fully exercisable through their original terms and otherwise in accordance with their respective original terms. The agreement also provides that such severance is payable following a change in control if Mr. Tardugno elects to terminate his employment for any reason or no reason commencing with the sixth and ending with the twelfth month following the change in control. Under the agreement, a "change in control" is deemed to occur: (i) if any person becomes the direct or indirect beneficial owner of more than 50% of the combined voting power of the Company's then-outstanding securities; (ii) there is a change in a majority of the directors in office during any twenty-four (24) month period; (iii) the Company engages in a recapitalization, reorganization, merger, consolidation or similar transaction after which the holders of the Company's voting securities before the transaction do not continue to hold at least 50% of the voting securities of the Company or its successor after the transaction; or (iv) upon the complete liquidation or dissolution of the Company or the sale or other disposition of substantially all of its assets after which the holders of the Company's voting securities before such sale or disposition do not continue to hold at least 50% of the voting securities of the Company or its successor after such sale or disposition.

        In the event that Mr. Tardugno is terminated for cause or is receiving severance payments contemplated under the employment agreement, Mr. Tardugno shall, among other things, not provide any services, directly or indirectly, to any other business or commercial entity in the Company's "Field of Interest" (as such term is defined in his employment agreement), solicit any customers or suppliers of the Company, directly or indirectly, or employ or seek to employ an employee of the Company for a period of two years following the date of termination. In addition, at no time during the term of the employment agreement or thereafter will Mr. Tardugno knowingly make any written or oral untrue statement that disparages the Company in communications with any customer, client or the public. Mr. Tardugno is also subject to confidentiality provisions in his employment agreement.

        The Company and Dr. Borys entered into an employment offer letter on August 23, 2007, pursuant to which Dr. Borys agreed to serve as the Vice President and Chief Medical Officer of the Company. Under the terms of the offer letter, the Company agreed to pay Dr. Borys an annual starting salary of $270,000, subject to annual review. Dr. Borys is also eligible for an annual bonus, with a target of 35% of his annual base salary, conditioned on his and the Company's performance against key performance objectives, and annual discretionary stock option awards. The Company also agreed to provide Dr. Borys with a monthly housing allowance of $2,000 (subject to actual housing costs) for the first 18 months of employment or a relocation allowance, if Dr. Borys chose to relocate to the Columbia, Maryland area. Mr. Borys' employment with the Company is "at-will".

  Material Terms of Option Grants and Grants of Restricted Stock

        Mr. Tardugno was issued an option to purchase 75,000 shares of Common Stock on January 19, 2009 at an exercise price of $2.72 per share. This option vests over three years. Nicholas Borys was issued an option to purchase 35,000 shares of Common Stock on January 19, 2009 at an exercise price of $2.72 per share. This option vests over three years. Mr. Tumminello was issued an option to purchase 10,000 shares of Common Stock on April 13, 2009 at an exercise price of $3.39 per share. This option vests over four years.

        Mr. Tardugno was issued a restricted stock grant for 25,000 shares on January 19, 2009 that vests over three years. Dr. Borys was issued a restricted stock grant for 5,000 shares on January 19, 2009 that vested immediately. Mr. Tumminello was issued a restricted stock grant for 2,100 shares on April 13, 2009 that vests over three years.

        Mr. Moran was issued an option to purchase 20,000 shares of Common Stock on January 19, 2009 at an exercise price of $2.72 per share. These options were to vest in three equal installments starting January 19, 2010. Mr. Moran was issued a restricted stock grant for 5,000 shares on January 19, 2009 that vested immediately. Per a separation agreement between the Company and Sean Moran, dated January 8, 2010, Mr. Moran forfeited unvested options for 20,000 shares from the January 19, 2009 grant, options for 33,333 shares from a grant issued prior to 2009 as well as 16,667 unvested shares from a restricted stock grant awarded prior to 2009. Mr. Moran retained the vested portion of an option (granted prior to 2009) to purchase 66,667 shares of common stock at an exercise price of $3.00 per share.

  Material Terms of Non-Equity Incentive Awards

        The Company has an incentive compensation plan in which all members of senior management participate. The plan is performance driven based on objectives that are established annually by mutual agreement of management and the Compensation Committee. The objectives are operational in nature and include completion of development projects, fund raising, cost controls, business development and profit and loss goals. They may from time to time include share price objectives, however, as all of the operating objectives are ultimately directed at creating shareholder value. The objectives are designed to achieve timely and efficient product development including completion of clinical studies and regulatory approvals. Executives are individually evaluated for their contribution to the Company's achievement of these objectives. Payouts under this plan, which can be as high as 70% of the base salary for the C.E.O., can be in cash and/or equity awards with various vesting provisions. This component of compensation is provided, among other reasons, to create incentives for executives to meet short and medium term performance goals of the Company, without regard to the stock price. Objectives are weighted in terms of overall importance to meeting the Company's operating plan and the amount of the reward is determined on a sliding scale dependent on the achievement of objectives and the relative importance of the objectives achieved.

        Pursuant to his employment agreement, Mr. Tardugno is eligible for annual non-equity incentive compensation targeted at 70% of his base salary amount. On February 12, 2010, Mr. Tardugno received an annual bonus payment $51,191 and 17,412 shares of common stock representing 28.5% of his base salary, which was based on his and the Company's performance in 2009. For 2009, Mr. Tardugno's incentive compensation was based upon four major company objectives that were weighted as follows: progress in patient enrollment for the primary liver clinical trial (25%), commencement of a recurrent chest wall breast cancer clinical trial (20%), ensure reliability and scalability of Thermodox manufacturing process (15%), and various financial and management initiatives (40%).

        Dr. Borys is eligible for a non-equity incentive compensation targeted at 35% of his base salary. On February 12, 2009, Dr. Borys received an annual bonus of $22,158 and 7,537 shares of common stock, representing 14.5% of his base salary amount, which was based on his and the Company's performance for 2009. For 2009, Dr. Borys' incentive compensation was based upon four major company objectives that were weighted as follows: progress in patient enrollment for the primary liver clinical trial (30%), commencement of the recurrent chest wall breast cancer clinical trial (30%), development of product pipeline (15%), and various financial and management initiatives (25%).

        Mr. Tumminello is eligible for a non-equity incentive compensation targeted at 15% of his base salary. On February 12, 2009, Mr. Tumminello received an annual bonus of $6,000 and 2,000 shares of common stock, representing 11.7% of his base salary amount paid during 2009, which was based on his and the Company's performance for 2009. On February 12, 2010, Mr. Tumminello also received 5,000 shares of common stock as a result of assuming the responsibilities of the Interim Chief Accounting Officer after Mr. Moran's departure.

  All Other Compensation

        Mr. Tardugno was paid other compensation during 2009 representing $11,281 401(k) matching contribution. Dr. Borys was paid $33,305 of other compensation during 2009, which represents a temporary living allowance of $24,738 and a $8,567 401(k) matching contribution. Mr. Moran was paid $34,665 of other compensation during 2009, which represents a temporary living allowance of $27,615 and a $7,050 401(k) matching contribution.

ADDITIONAL COMPENSATION DISCLOSURE NARRATIVE

  Retirement Benefits

        Celsion maintains a defined-contribution plan under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees over the age of 21. Participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. Commencing in the fourth quarter for 2008, the Company began making a matching contribution up to a maximum of 3% of an employee's annual salary. The match is paid for in Common Stock, which vests over a period of three years.

  Executive Perquisites

        The Company may provide perquisites to its executive officers other than those that may be called for in employment contracts. For the year ended December 31, 2009, the Company did not pay any perquisites.

  Post-Employment Compensation

        Mr. Tardugno's employment agreement provides for post-employment benefits. Please refer to the description of Mr. Tardugno's employment agreement, which contains a description of such benefits, under the heading "Employment Agreements" above.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table summarizes the unexercised options, non-vested stock and equity incentive plan awards outstanding and held by each of the Named Executive Officers as of December 31, 2009.

		Option Awards				Stock Awards
Name	Grant Date	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Michael H. Tardugno(1)	1/3/2007	215,000	215,000	2.42	1/3/2017
	2/19/2008	18,750	56,250	5.50	2/19/2018
	1/19/2009		75,000	2.72	2/19/2019
						33,334	$109,002
Nicholas Borys(2)	9/24/2007	50,000	25,000	6.10	9/24/2017
	2/19/2008	8,750	26,250	5.50	2/19/2018
	1/19/2009	—	35,000	2.72	2/19/2019
Timothy J. Tumminello(3)	4/13/2009	—	10,000	3.39	4/13/2019
						2,100	6,867
Sean Moran(4)	12/8/2008	66,667	33,333	3.00	12/8/2018
	1/19/2009	—	20,000	2.27	1/19/2019
						16,667	54,501

Notes:

(1)
Mr. Tardugno's stock options granted on January 3, 2007 and February 19, 2008 vest in four equal installments commencing on the first anniversary from the date of grant. The stock options granted on January 19, 2009 vest in three equal installments commencing on the first anniversary from the date of grant. As of December 31, 2009, 16,667 of 50,000 restricted stock shares granted on January 3, 2007 to Mr. Tardugno remained unvested. These unvested shares of restricted stock grant vest in January 2010. As of December 31, 2009, 16,667 of 25,000 restricted stock shares granted on January 19, 2009 to Mr. Tardugno remained unvested. These unvested shares of restricted stock grant vest in equal tranches during each of January 2010 and 2011.

(2)
Dr. Borys' stock options granted on September 24, 2007 and February 19, 2008 vest in four equal installments commencing on the first anniversary from the date of grant. The stock options granted on January 19, 2009 vest in three equal installments commencing on the first anniversary from the date of grant. The stock options granted on February 19, 2009 vest in three equal installments commencing on the first anniversary from the date of grant.

(3)
Mr. Tumminello's stock options granted on April 13, 2009 vest in four equal installments commencing on the first anniversary from the date of grant. As of December 31, 2009, 2,100 restricted stock shares granted on April 13, 2009 to Mr. Tumminello remained unvested. These unvested shares of restricted stock grant vest in equal tranches during each of January 2010, 2011 and 2012.

(4)
Mr. Moran's stock options granted on December 8, 2008 vest in three equal installments commencing on the first anniversary from the date of grant. The stock options granted on January 19, 2009 vest in three equal installments commencing on the first anniversary from the date of grant. As of December 31, 2009, 16,667 of 25,000 restricted stock shares granted on January 19, 2009 to Mr. Moran remained unvested. These unvested shares of restricted stock grant were to vest in equal tranches during each of January 2010 and 2011. Per a separation agreement between the Company and Sean Moran, dated January 8, 2010, Mr. Moran forfeited unvested options for 20,000 shares from the January 19, 2009 grant, options for 33,333 shares from a grant issued prior to 2009 as well as 16,667 unvested shares from a restricted stock grant awarded prior to 2009. Mr. Moran retained the vested portion of an option (granted prior to 2009) to purchase 66,667 shares of common stock at an exercise price of $3.00 per share.

DIRECTOR COMPENSATION

2009 DIRECTOR COMPENSATION TABLE

        The following table sets forth the cash and noncash compensation paid to the Company's directors for the year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Total ($)
Max E. Link	54,800	—	61,250	116,050
Augustine Chow	38,800	—	43,750	82,550
Gary W. Pace	51,800	—	43,750	95,550
Gregory Weaver	51,800	—	43,750	95,550

(1)
The value reported for Stock and Option Awards is the aggregate grant date fair value of restricted stock awards granted to the named executive officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled "Stock-Based Compensation" to our financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The grant date fair value of stock option awards to directors during the year ended December 31, 2009 were as follows:

Name(2)	Number of Options Granted	Exercise Price	Expires	Grant Date Fair Value
Max E. Link	35,000	$2.72	1/19/2019	61,250
Augustine Chow	25,000	$2.72	1/19/2019	43,750
Gary W. Pace	25,000	$2.72	1/19/2019	43,750
Gregory Weaver	25,000	$2.72	1/19/2019	43,750

The above option grants vest in three equal tranches on January 19, 2010, 2011 and 2012.

    (2)
    The following table sets forth the aggregate number of unexercised option awards held by directors as of December 31, 2009:

Stock Options Outstanding At December 31, 2009

Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Max E. Link	13,334	—	8.25	5/14/2012
	3,334	—	10.35	5/14/2012
	4,667	—	8.55	2/22/2015
	8,578	—	4.08	3/6/2016
	35,000	—	4.16	3/22/2017
	11,667	23,333	5.47	3/14/2018
	—	35,000	2.72	1/19/2019
Augustine Chow	30,000	—	4.55	3/12/2017
	8,333	16,667	5.47	3/14/2018
	—	25,000	2.72	1/19/2019
Gary W. Pace	3,334	—	6.45	2/6/2013
	3,667	—	8.55	2/22/2015
	3,676	—	4.08	3/15/2016
	25,000	—	4.16	3/22/2017
	8,333	16,667	5.47	3/14/2018
	—	25,000	2.72	1/19/2019
Gregory Weaver	3,333	—	5.70	8/12/2015
	3,676	—	4.08	3/15/2016
	25,000	—	4.16	3/22/2017
	8,333	16,667	5.47	3/14/2018
	—	25,000	2.72	1/19/2019

        During the year ended December 31, 2009, each director who was not also an officer of the Company received annual cash compensation in the amount of $25,000 payable quarterly, and an additional $1,000 for attendance at special meetings of the Board of Directors and each meeting of a committee of the Board of Directors that was not held in conjunction with a meeting of the Board of Directors. Each other non-executive director is reimbursed for his out-of-pocket costs of attending meetings of the Board of Directors and of committees of the Board of Directors. Additionally, the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Compensation Committee each received an additional annual cash fee of $15,000.

SECTION 162(M)

        Section 162(m) of the Internal Revenue Code provides for non-deductibility, in certain cases, of compensation paid to certain executives in excess of $1 million per year. The Company does not have a policy limiting compensation to amounts deductible under Section 162(m). The Company's compensation plans are designed so that qualified performance-based awards issued under the plans would not be subject to Section 162(m) limits. Section 162(m) limits would apply to salary, non-performance based bonuses, restricted stock awards that are not performance based and certain amounts included under "All Other Compensation" in the Summary Compensation Table.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2009, the Compensation Committee of the Board of Directors was comprised of Drs. Gary W. Pace and Max E. Link and Mr. Gregory Weaver. No interlocking relationships exist between any of these members of the Compensation Committee or any executive officer of the Company and any other of the members of the Company's Board of Directors or Compensation Committee.

POLICIES AND PROCEDURES FOR REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

        The Company has written policies and procedures in place to identify transactions with related parties that may be reportable under Item 404(a) of Regulation S-K. The Company maintains a list of known related parties, including directors, executive officers, affiliated companies and others with whom the Company may transact business from time-to-time during the year. Transactions that may be reviewed for related party treatment in the Company's audited financial statements and proxy statement include the transactions involving the sale of business lines, financing or capital raising transactions, contracted research and development arrangements, contracts for clinical research and testing, and contracts outside of the normal course of business. The Audit Committee of the Board of Directors, which includes Mr. Gregory Weaver (Chairman) and Drs. Max Link and Augustine Chow, reviews and approves transactions with related parties, if any, to ensure they were performed at arm's length and in the best interests of the Company's stockholders, and have been appropriately accounted for and disclosed in the Company's audited financial statements, proxy statements and other SEC filings.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Stegman & Company ("Stegman") as the independent registered public accounting firm of the Company to audit its financial statements for the fiscal year ending December 31, 2010, and the Board requests stockholder ratification of such selection. Stegman has served as the Company's independent accountants since our 1993 fiscal year, and has advised the Company that neither Stegman nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

        Representatives of Stegman are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

FEES

        The following table presents fees for professional audit services rendered by Stegman for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-Q for the fiscal years ended December 31, 2009 and December 31, 2008, and fees for other services rendered by Stegman during those periods:

	FISCAL YEAR 2009		FISCAL YEAR 2008
FEE CATEGORY	AMOUNT	% OF TOTAL	AMOUNT	% OF TOTAL
Audit Fees	$89,700	71	$91,250	74
Audit Related Fees	19,300	15	17,500	14
Tax Fees	10,750	9	7,500	6
All Other Fees	6,610	5	6,475	6

Total Fees	$126,360	100	$122,725	100

        Audit fees consist of fees for professional services rendered by Stegman for the audit of the Company's annual financial statements and for reviews of the quarterly financial statements included in the Company's Forms 10-Q. Tax fees consist of fees for preparation of the Company's federal and state tax returns. Audit related fees pertain to the audit for compliance with Section 404 of the Sarbanes-Oxley Act and work performed during the Company's equity offering in September, 2009. All other fees consist of fees for attendance at the Company's annual meetings, review of registration statements and similar matters. Stegman rendered no financial information systems design and implementation services to the Company during fiscal years 2009 and 2008 and, therefore, no fees were charged for such services during those periods.

SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

        No part of Stegman's engagement to audit the Company's financial statements for the fiscal year ended December 31, 2009 was attributable to work performed by persons other than Stegman's full-time, permanent employees.

AUDIT COMMITTEE POLICY ON APPROVAL OF AUDIT AND NON-AUDIT SERVICES

        It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services provided by the Company's independent accountants, in accordance with rules prescribed by the SEC. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is based on a written proposal, accompanied by a cost estimate and estimated budget. The Audit Committee has delegated to its Chairman the authority to pre-approve audit and non-audit services with an estimated cost of up to $25,000, provided the exercise of such authority is reported to the Audit Committee at its next regular meeting. The Audit Committee reserves the right, from time to time, to delegate pre-approval authority to other of its members, so long as such members are independent directors.

        All of the services of Stegman during fiscal years 2009 and 2008 were approved by the Audit Committee in accordance with its pre-approval policy and the approval requirements of the SEC.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

        Stockholder ratification of the selection of Stegman as the Company's independent registered public accounting firm is not required by the Company's Bylaws or other applicable legal or regulatory requirements. However, the Board, upon the recommendation of the Audit Committee, is submitting the selection of Stegman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Stegman, the Audit Committee will reconsider whether or not to retain that firm, or whether to retain a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PROPOSAL NO. 3: AMENDMENT OF THE
CELSION CORPORATION 2007 STOCK INCENTIVE PLAN

BACKGROUND

        Our stockholders are being asked to approve an amendment of the Celsion Corporation 2007 Stock Incentive Plan (the "2007 Plan"). The 2007 Plan, which replaced the Celsion Corporation 2004 Stock Option Plan (the "2004 Plan"), is a broad-based incentive plan that provides for the grant of incentive stock options, stock options that do not constitute incentive stock options, restricted stock, restricted stock units, stock appreciation rights, phantom stock, and performance awards, to employees, consultants and non-executive directors.

        The purpose of the 2007 Plan, as amended, is to make available additional authorized but unissued shares of Common Stock for issuance pursuant to awards to be granted to the Company's key employees (including officers and directors), consultants and non-executive directors, to provide flexibility to the Company by permitting the grant of a range of types of equity compensation and to ensure compliance with certain newly adopted SEC and AMEX rules governing stockholder approval of equity compensation arrangements.

        The 2007 Plan, as approved in 2007, reserved 1,000,000 shares of Common Stock. Management anticipated that the shares reserved under the 2007 Plan should be sufficient to meet the Company's needs through 2010. The availability of additional shares and of additional forms of equity consideration would allow the Company to provide its key employees, consultants and non-executive directors with equity compensation in lieu of cash compensation. This would help curtail the Company's cash outlays and permit it to conserve its cash resources for the development of its products and business. The 2007 Plan is also intended to encourage and reward key contributors to the Company's business by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources.

MATERIAL DIFFERENCE

        The only material difference between the 2007 Plan currently in effect and the 2007 Plan, as amended by the Board of Directors on April 26, 2010, is the number of shares available for issuance under the Plan. The amendment to the 2007 Plan, as proposed, will increase the number of shares authorized under the Plan by an additional 1,000,000 to 2,000,000 shares of Common Stock.

REASONS FOR THE 2007 PLAN

        In the discussion and analysis of compensation included in this proxy statement, the Company states that it designs its executive compensation package to align the interests of executives with those of stockholders. The 2007 Plan is designed to ensure that the Company will continue to have shares of Common Stock available to provide for the equity component of executive as well as employee and director compensation packages. The 2007 Plan also would allow the Company to continue to provide its key employees, consultants and non-executive directors with equity compensation in lieu of cash compensation, thereby permitting the Company to limit its cash outlays for compensation and conserve its cash resources. The Board of Directors believes that the 2007 Plan will help the Company effectively to compete for, motivate and retain directors, executives, other key employees and consultants.

        The Company presently is evolving from a development stage enterprise to an operating company. However, the Company expects to continue to incur operating losses and to place a heavy emphasis on product development and commercialization for the foreseeable future. Therefore, for the foreseeable future the Company anticipates that substantially all of the Company's limited cash resources will be required for the commercialization of the products presently in our development pipeline and the development of new products. As a result, the Company will continue to have relatively few cash resources to apply to hiring and retaining key personnel. In the absence of cash resources, management believes that it is critically important that the Company continue to be able to grant meaningful equity-based compensation in order to ensure that it will be able to hire and retain highly qualified personnel.

        Currently the Company has issued 243,713 shares of Common Stock and collectively has 2,016,079 shares subject to outstanding options and restricted stock grants. The number of shares of Common Stock currently available out of the 2007 Plan is 503,542. The Company believes that amending the

2007 Plan to increase by 1,000,000 shares to 2,000,000 should be sufficient to meet the Company's needs through 2012.

  DILUTIVE EFFECTS OF THE 2007 PLAN

        The Company is reserving an additional 1,000,000 shares for the amended 2007 Stock Plan. The number of shares was designed to fulfill compensation requirements for two years based on the average annual distribution of stock option grants. Management also compared its usage to competitive benchmarks and ensured that the absolute number of shares reserved relative to issued and outstanding shares was comparable to previous Company plans. The additional 1,000,000 shares of Common Stock to be reserved for issuance pursuant to the 2007 Plan (together with any residual shares that may become available under the 2004 Plan) will consist of authorized but unissued shares of our Common Stock. Celsion stockholders do not have preemptive rights. Therefore, the issuance of shares under the 2007 Plan as amended will dilute the interests of our current stockholders in the Company. To the extent that the exercise price of any option is less than the net book value per share of the Company at the time of issuance, and to the extent of the issuance of restricted stock or restricted stock units not subject to a cash payment in excess of such net book value per share, the value of other stockholders' interests in the Company will be diluted.

SUMMARY DESCRIPTION OF THE 2007 PLAN

        The following summary provides a description of the significant provisions of the 2007 Plan. However, the summary is qualified in its entirety by reference to the full text of the 2007 Plan, a copy of which is included as Appendix A to this Proxy Statement. Stockholders should read Appendix A carefully in connection with their consideration of Proposal No. 3.

NUMBER OF SHARES SUBJECT TO THE 2007 PLAN

        If the amendment is approved, an aggregate of 2,000,000 shares of Common Stock are reserved for issuance pursuant to the 2007 Plan. In addition, any shares reserved under the 2004 Plan that are available at the time the 2007 Plan is approved by our stockholders, or that become available due to the expiration or forfeiture of options granted under the 2004 Plan, will be added to the pool of shares available under the 2007 Plan.

ELIGIBILITY

        All directors, officers, employees and consultants of the Company or any parent, subsidiary or affiliate are eligible to participate in the 2007 Plan. The selection of those directors, officers, employees and consultants, from among those eligible, who will receive awards under the 2007 Plan, is within the discretion of the Compensation Committee, provided that awards of Incentive Stock Options may be made only to employees of the Company and any parent or subsidiary of the Company. Currently there are 4 non-executive directors, 3 officers and 17 employees eligible to participate in the 2007 Plan.

PLAN ADMINISTRATION

        The 2007 Plan may be administered by the Board of Directors or, at the election of the Board of Directors, by a committee appointed by the Board of Directors comprised solely of two or more nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act, who also qualify as "outside directors" (as described under Section 162(m) of the Internal Revenue Code). The Board of Directors has determined that the Compensation Committee should administer the 2007 Plan.

        The Compensation Committee will have full power and authority to administer and interpret the 2007 Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the 2007 Plan it deems necessary, desirable or appropriate in accordance with the terms of the 2007 Plan and the Certificate of Incorporation and Bylaws of the Company. The Compensation Committee also will have full power and authority to take all other actions necessary to carry out the purpose and intent of the 2007 Plan, including the authority to (i) determine the participants to whom, and the time or times at which, awards shall be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares of Common Stock and/or amount of cash to be covered by or used for reference purposes for each award; (iv) impose such terms, limitations, vesting schedules, restrictions and conditions upon any such award as the Compensation Committee shall deem appropriate; (v) modify, extend or renew outstanding awards, accept the surrender of outstanding awards and substitute new awards, provided that no such action shall be taken with respect to any outstanding award that would materially or adversely affect the grantee without the grantee's consent, or constitute a repricing of stock options without the consent of the holders of the Company's voting securities; (vi) reprice Incentive Stock Options and Nonqualified Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism (but only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by applicable law, regulation or the rules of any national securities exchange or automated quotation system to which the Company is subject); (vii) accelerate the time in which an award may be exercised or in which an award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an award; (viii) establish objectives and conditions for earning awards and determining whether awards will be paid after the end of a performance period; and (ix) permit the deferral of, or require a participant to defer such participant's receipt of, the delivery of Common Stock and/or cash under an award that would otherwise be due to a participant and establish rules and procedures for such payment deferrals.

PERMITTED AWARDS

        Our Board of Directors believes that it is appropriate to provide a flexible and comprehensive stock compensation plan that permits the granting of a variety of long-term incentive awards to eligible individuals. In keeping with the aim of providing a comprehensive and flexible plan, the 2007 Plan authorizes the following types of discretionary awards:

  •
  Incentive Stock Options, which are stock options that meet the definition set out in Section 422 of the Internal Revenue Code;

  •
  Nonqualified Stock Options, which are stock options that do not meet the definition of Incentive Stock Options under the Internal Revenue Code;

  •
  Stock Appreciation Rights ("SARs"), which represent the right to receive payments in cash, Common Stock or a combination of the two, of up to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the designated base price of a share of Common Stock on the grant date. SARs may be freestanding or may be granted "in tandem" with stock options;

  •
  Phantom Stock, which represents the right to receive payments in cash, Common Stock or other consideration, equal to the fair market value of a specified number of shares of Common Stock at such time, and subject to such conditions, as are set forth in the grant agreement;

  •
  Restricted Stock, which is a specified number of shares of Common Stock that are subject to restrictions on disposition and forfeiture to the Company under certain circumstances;

  •
  Restricted Stock Units, which represent the right to receive shares of Common Stock without any cash payment therefor upon the satisfaction of vesting and other conditions, and may also include the right to receive dividend equivalents, in the form of additional Restricted Stock Units, equal to the amount of dividends or other distributions payable in respect of shares of

    Common Stock during the period from grant to satisfaction of all vesting and other conditions; and

  •
  Performance Awards, which are amounts payable in Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and/or Phantom Stock that may be earned upon satisfaction of various performance measures.

TERM AND TERMINATION

        The amendment to the 2007 Plan will become effective as of the date it is approved by our stockholders. If not sooner terminated, the 2007 Plan will terminate on the business day immediately preceding the tenth anniversary of its effective date and no further awards may be granted thereafter. The Board of Directors, in its discretion, may terminate the 2007 Plan at any time with respect to any shares of Common Stock for which awards have not previously been granted.

AMENDMENT

        The Board of Directors may amend or terminate the 2007 Plan at any time, except that stockholder approval will be required to increase the number of shares of Common Stock subject to the 2007 Plan or if such approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Common Stock is listed or quoted.

        The Compensation Committee may make minor or administrative amendments to the 2007 Plan as well as amendments that may be dictated by requirements of applicable U.S. federal or state laws or that may be authorized or made desirable by such laws.

TERMS APPLICABLE TO ALL TYPES OF AWARDS

        Term:    The term of each award will be as specified by the Compensation Committee at the date of grant, but may not exceed ten years.

        Maximum Annual Awards:    No more than 200,000 shares of Common Stock may be issued to any one individual in any calendar year during the term of the 2007 Plan, subject to adjustment upon a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other change in the Company's capital structure.

        Changes in Control:    In the event of any proposed change in control, as that term is defined in the 2007 Plan, the Compensation Committee will take such action as it deems appropriate and equitable to effectuate the purposes of the 2007 Plan and to protect the grantees of awards. Such actions may include:

  •
  acceleration or change of the exercise and/or expiration dates of any award to require that exercise be made, if at all, prior to the change in control;

  •
  cancellation of any award upon payment to the holder in cash of the fair market value of the stock subject to such award as of the date of the change in control, less the aggregate exercise price, if any, of the award; and

  •
  in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock, arrangements to have such other entity replace the awards granted under the 2007 Plan with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

        For purposes of the 2007 Plan, a "change in control" includes:

  •
  the merger or consolidation of the Company with or into another entity or other reorganization of the Company, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately thereafter is not owned directly or indirectly by persons who were holders of the Company's voting securities immediately prior thereto;

  •
  the sale, transfer or other disposition of all or substantially all of the Company's assets to an entity that is not a parent, subsidiary or affiliate of the Company;

  •
  any transaction as a result of which any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then-outstanding voting securities; or

  •
  a change in the composition of the Board of Directors over a period of 24 consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board of Directors (the "Incumbent Board") cease to constitute at least a majority of the Board; provided, however, that any individual subsequently becoming a director whose selection as a director or nominee was approved by a vote of at least a majority of the directors then comprising the Board of Directors will be considered to be a member of the Incumbent Board, except if such selection occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

        Amendment:    The Compensation Committee may not amend an outstanding award in any manner that would materially and adversely affect the award, except with the approval of the participant to whom the award was granted. Otherwise, the Compensation Committee may amend an outstanding award to the extent that it would have had the authority initially to grant the award as so amended.

        Transferability:    An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative. Other awards may, in the discretion of the Compensation Committee, also be transferable by gift or pursuant to a domestic relations order to certain specified family members, entities and trusts.

TERMS OF SPECIFIC TYPES OF AWARDS

  Stock Options

            Exercise Price:    The exercise price will be determined by the Compensation Committee, in its discretion. Although it is the general policy of the Compensation Committee to grant options at not less than the fair market value of the Common Stock on the date of grant, the Compensation Committee has reserved the right, in its discretion, to grant options at a lower price as and when it deems appropriate. In no event, however, will Incentive Stock Options be granted at an exercise price of less than the fair market value of the Common Stock on the grant date.

            Special Rules for Certain Stockholders:    If an Incentive Stock Option is granted to an employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary, then the term of the option will not exceed five years, and the exercise price will be at least 110% of the fair market value of the shares on the date that the option is granted. In addition, no more than 200,000 shares of Common Stock may be subject to Awards granted during any one calendar year to any one Covered Employee, as that term is defined in Section 162(m) of the Internal Revenue Code.

            Status of Options:    The Compensation Committee will designate the status of each option granted to an employee as either an Incentive Stock Option or a Nonqualified Stock Option at the

time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Nonqualified Stock Options. All options granted to consultants and non-executive directors will be Nonqualified Stock Options.

            Payment:    The Compensation Committee may determine the method by which the option price may be paid, including in cash, check or other shares of Common Stock. The 2007 Plan also allows the Compensation Committee, in its discretion, to permit cashless exercises.

            Other Terms and Conditions:    The Compensation Committee may establish such other terms and conditions on the grant of stock options, not inconsistent with the terms of the 2007 Plan, as it deems appropriate.

  Restricted Stock and Restricted Stock Units

            Payment:    Unless otherwise determined by the Compensation Committee or as may be required to comply with applicable tax withholding obligations, grantees of Restricted Stock and Restricted Stock Units will not be required to pay the Company cash consideration for such Restricted Stock or Restricted Stock Units.

            Vesting Conditions and Other Conditions:    The Compensation Committee, in its discretion, shall determine the vesting conditions and other restrictions applicable to each award of Restricted Stock or Restricted Stock Units, including the duration and conditions to termination of such restrictions. The Compensation Committee may, in its discretion, reduce or shorten the duration of any vesting period or other restriction applicable to any award of Restricted Stock or Restricted Stock Units.

            Stock Issuance and Stockholder Rights:    Certificates representing shares of Restricted Stock will be issued to the grantee, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Except as the Compensation Committee otherwise might determine, during the restricted period the grantee will have all the rights of a stockholder to receive dividends and to vote the Restricted Stock. Certificates representing shares subject to a Restricted Stock Unit will be issued at such time as the Restricted Stock Unit has vested and other restrictions have lapsed. The grantee of Restricted Stock Units will not be entitled to any of the rights of a stockholder until the time that certificates are issued, provided that the Compensation Committee, in its discretion, may provide a participant with the right to receive amounts equivalent to the dividends and other distributions that otherwise would be payable on shares subject to the Restricted Stock Unit, either currently or upon vesting and lapse of restrictions, with such amounts payable in cash or Common Stock, as determined by the Compensation Committee.

  Stock Appreciation Rights

            Tandem SARs:    Tandem SARs, which are SARs granted in connection with an underlying stock option, will entitle the participant to surrender all or part of the option for a cash payment at such time and to the extent such option is exercisable. Any such SAR will be exercisable only to the same extent and on the same terms as the related options are exercisable. An Incentive Stock Option may only be surrendered in connection with the exercise of a tandem SAR if the fair market value of the Common Stock underlying the option is greater than the option's exercise price.

            Free-Standing SARs:    Free-standing SARs, which are SARs not granted in connection with stock options, will be exercisable as and when determined by the Compensation Committee.

            Form of Payment:    The Company may pay amounts due upon exercise of a SAR by delivery of Common Stock, cash, or a combination of the two, as determined in the discretion of the Compensation Committee.

            Other Terms:    The Compensation Committee will determine at the date of grant the times at which and the circumstances under which a SAR may be exercised, the method of exercise, whether the SAR will be in combination with another award, and any other terms and conditions of any SAR.

  Phantom Stock Awards

        Phantom Stock Awards under the 2007 Plan will be granted on such terms and subject to such conditions, not inconsistent with the 2007 Plan, as the Compensation Committee may prescribe.

  Performance Awards

            Form of Grants:    Performance Awards may be in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and/or Phantom Stock as the Compensation Committee, in its discretion, may determine.

            Performance Period:    Performance periods will be established by the Compensation Committee, in its discretion, provided that no performance period may be less than one year.

            Performance Measures:    The Compensation Committee will use one or more of the following criteria, which will be determined in accordance with generally accepted accounting principles and may be used in absolute or relative terms, to measure the performance of the Company, or any parent, subsidiary, affiliate or division of the Company for a performance period:

  •
  basic or diluted earnings per share of Common Stock;

  •
  earnings per share of Common Stock growth;

  •
  revenue;

  •
  operating income;

  •
  net income (either before or after taxes);

  •
  earnings and/or net income before interest and taxes;

  •
  earnings and/or net income before interest, taxes, depreciation and amortization;

  •
  return on capital;

  •
  return on equity;

  •
  return on assets;

  •
  net cash provided by operations;

  •
  free cash flow;

  •
  Common Stock price;

  •
  economic profit;

  •
  economic value;

  •
  total stockholder return; and

  •
  gross margins and costs.

            Performance Awards Under Section 162(m) of the Internal Revenue Code:    The terms of any awards granted to persons who are "Covered Employees" (within the meaning of Section 162(m) of the Internal Revenue Code) will be interpreted by the Compensation Committee consistently with Section 162(m) of the Internal Revenue Code and Treasury Regulations Section 1.162027(e)(2)(i).

  NEW PLAN BENEFITS

        Collectively to date, 2,259,126 issued or outstanding awards have been issued under the Company's plans. Upon stockholder approval, the Compensation Committee may elect to make awards to executive officers and directors of the Company under the 2007 Plan. Inasmuch as awards under the 2007 Plan are within the sole discretion of the Compensation Committee, at present it is not possible for us to determine what benefits, if any, any persons or groups will receive awards under the 2007 Plan.

  FEDERAL INCOME TAX ASPECTS OF THE 2007 PLAN

        The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 2007 Plan. It does not address any state, local or foreign income or other tax consequences, which may vary significantly depending upon the jurisdiction and the status of the stockholder/taxpayer. This summary also does not attempt to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an Incentive or Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock or Performance Award, or the shares of Common Stock underlying any of the foregoing. The discussion is based on the Internal Revenue Code, its legislative history, existing and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

  Incentive Stock Options

        Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "Holding Period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in the income of the optionee will not exceed the amount realized over the adjusted basis of the shares.

        Upon disposition of the shares received upon exercise of an Incentive Stock Option after the Holding Period has been satisfied, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the Holding Period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Internal Revenue Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

  Nonqualified Stock Options and Stock Appreciation Rights

        As a general rule, no federal income tax is imposed on the optionee upon the grant of a Nonqualified Stock Option (whether or not including a Stock Appreciation Right), and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Nonqualified Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a Stock Appreciation Right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m) of the Internal Revenue Code, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee, assuming any federal income tax reporting requirements are satisfied.

        Upon a subsequent disposition of the shares received upon exercise of a Nonqualified Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Securities Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Stock Option or Stock Appreciation Right.

  Restricted Stock

        The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Internal Revenue Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect, under Section 83(b) of the Internal Revenue Code, to be taxed at the time of grant of the Restricted Stock award, based on the fair market value of the shares of Common Stock on the date of the award, in which case (i) subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a deduction at the same time and in the same amount; (ii) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company; and (iii) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

  Performance Awards, Phantom Stock and Restricted Stock Units

        An individual who has been granted a Performance Award, Phantom Stock or Restricted Stock Units generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a Performance Award, Phantom Stock award or award of Restricted Stock Units is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Internal Revenue Code, the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award, Phantom Stock or Restricted Stock Units prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) of the Internal Revenue Code, deductible as such by the Company.

  Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Internal Revenue Code and the regulations issued thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options granted by the Compensation Committee under the 2007 Plan should not be limited by Section 162(m) of the Internal Revenue Code. Further, the Company believes that compensation income generated in connection with Performance Awards granted by the Compensation Committee under the 2007 Plan should not be limited by Section 162(m). The 2007 Plan has been designed to provide flexibility with respect to whether Restricted Stock awards granted by the Compensation Committee will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and, therefore, be exempt from the deduction limit. Assuming no election is made under Section 83(b) of the Internal Revenue Code, if the lapse of the forfeiture restrictions relating to a Restricted Stock award granted by the Compensation Committee is based solely upon the satisfaction of one of the performance criteria set forth in the 2007 Plan, then the Company believes that the compensation expense deduction relating to such an award should not be limited by Section 162(m) if the Restricted Stock becomes vested. However, compensation expense deductions relating to Restricted Stock awards granted by the Compensation Committee will be subject to the Section 162(m) deduction limitation if the Restricted Stock becomes vested based upon any other criteria set forth in such award (such as the occurrence of a change of control of the Company). Compensation income generated in connection with Phantom Stock awarded under the 2007 Plan will be subject to the Section 162(m) deduction limitation. Further, the income generated in connection with all awards granted under the 2007 Plan to the Chief Executive Officer of the Company will not qualify as performance-based compensation and, accordingly, the Company's deduction for such compensation may be limited by Section 162(m).

        The 2007 Plan is not qualified under Section 401(a) of the Code.

  Inapplicability of ERISA

        Based upon current law and published interpretations, the Company does not believe that the 2007 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

  Equity Compensation Plan Information as of December 31, 2009

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,720,578	(1)	$3.78	882,284	(1)
Equity compensation plans not approved by security holders	1,032,410	(2)	$5.34	—	(2)

Total	2,752,988		$4.37	882,284

(1)
Includes both vested and unvested options to purchase Common Stock issued to employees, officers, and directors and outside consultants under the Company's 2001 Stock Option Plan and 2004 Stock Option Plan (the Plans), the 2007 Plan and an inducement plan. Certain of these options to purchase Common Stock were issued under the Plan in connection with employment agreements.

(2)
As discussed further in Note 8 to the Company's financial statements included in the Annual Report on Form 10-K provided with this Proxy Statement, the Company has warrants outstanding at December 31, 2009 enabling the holders thereof to purchase 1,032,410 shares of the Company's Common Stock at a weighted-average exercise price of $5.24. Certain of the warrants have price protection or anti-dilution rights that entitle the holders to reduce the exercise price of such securities if the Company issues additional stock, options, warrants or other convertible securities below the exercise price of the subject securities.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CELSION CORPORATION 2007 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 1,000,000.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR
THE 2011 ANNUAL MEETING OF STOCKHOLDERS

        If a stockholder wants the Company to include a proposal in the Company's proxy statement for presentation at our 2011 annual meeting of stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by the Company no later than January 10, 2011. Such proposals should be directed to Celsion Corporation, 10220-L Old Columbia Road, Columbia, Maryland, 21046 Attention: Celsion Corporate Secretary.

        A stockholder may also nominate directors or have other business brought before the 2011 annual meeting by submitting the nomination or proposal to the Company no later than January 10, 2011. The nomination or proposal must be delivered to the Company's executive offices at 10220-L Old Columbia Road, Columbia, Maryland, 21046, Attention: Corporate Secretary. Any stockholder considering submitting a nominee or proposal for action at our 2011 annual meeting is directed to the Company's Bylaws, which contain additional requirements as to submission of nominations for directors or proposals for stockholder action. Copies of the Bylaws may be obtained upon request to the Company's Corporate Secretary.

By Order of the Board of Directors
/s/ TIMOTHY J. TUMMINELLO Secretary

April 30, 2010

Appendix A

CELSION CORPORATION
2007 STOCK INCENTIVE PLAN
Effective: June 13, 2007
Amended:                    2010

CELSION CORPORATION
2007 STOCK INCENTIVE PLAN

1.     Establishment, Purpose and Types of Awards

        Celsion Corporation, a Delaware corporation (the Company), hereby establishes the Celsion Corporation 2007 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the "Company" by (i) providing incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

        The Plan permits the granting of Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Phantom Stock, and Performance Awards, in each case as such term is defined below, and any combination of the foregoing.

2.     Definitions

        Under this Plan, except where the context otherwise indicates, the following definitions apply:

        (a)   "Affiliate"  shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly not less than fifty percent (50%) of such entity.

        (b)   "Awards"  shall mean Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Phantom Stock, and Performance Awards, and any combination of the foregoing.

        (c)   "Board"  shall mean the Board of Directors of the Company.

        (d)   "Change in Control"  shall mean:

          (i)    The consummation of an amalgamation, merger or consolidation of the Company with or into another entity or any other corporate reorganization of the Company, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such amalgamation, merger, consolidation or other reorganization (or, if applicable, more than fifty percent (50%) of the combined voting power of the ultimate parent company that directly or indirectly has beneficial ownership of the securities of such continuing or surviving entity) is not owned directly or indirectly by persons who were holders of the Company's then-outstanding voting securities immediately prior to such amalgamation, merger, consolidation or other reorganization;

          (ii)   The sale, transfer or other disposition of all or substantially all of the Company's assets to an entity that is not a Parent, a Subsidiary or an Affiliate of the Company;

          (iii)  Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company's then-outstanding voting securities. For purposes of this subsection, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude: (A) any Parent, Subsidiary or Affiliate of the Company, (B) any employee benefit plan (or related trust) sponsored or maintained by the Company, a Parent, or any Subsidiary or Affiliate, and (C) any underwriter temporarily holding securities pursuant to an offering of such securities; or

          (iv)  A change in the composition of the Board over a period of twenty four (24) consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the

  Board; provided, however, that any individual subsequently becoming a director whose election, or nomination for election by the Company's Stockholders, was approved by a vote of at least a majority of the directors then comprising the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

        (e)   "Code"  shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

        (f)    "Committee"  shall mean the Board or a committee of the Board appointed pursuant to Section 3 of the Plan to administer the Plan.

        (g)   "Committee Delegate"  shall mean the Chief Executive Officer or other senior officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 3(c).

        (h)   "Covered Employee"  shall mean an employee of the Company or any Parent, Subsidiary or Affiliate who is subject to Code Section 162(m).

        (i)    "Exchange Act"  shall mean the U.S. Securities Exchange Act of 1934, as amended and any rules or regulations promulgated thereunder.

        (j)    "Fair Market Value"  of the Stock for any purpose on a particular date shall mean:

          (i)    if the Stock is traded on a public securities exchange or a national automated quotation system, the closing price for Stock on the relevant date, or (if there were no sales on such date) the closing price on the nearest day before the relevant date, as reported in The Wall Street Journal or a similar publication selected by the Committee; or

          (ii)   if the Stock is not traded on a public securities exchange or a national quotation system on such date, the price determined in a manner such as the Committee shall in good faith determine to be appropriate.

        (k)   "Grant Agreement"  shall mean a written agreement between the Company and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

        (l)    "Grant Date"  shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

        (m)  "Incentive Stock Options"  shall mean Stock options that meet the requirements of Code Section 422.

        (n)   "Nonqualified Stock Options"  shall mean Stock options that do not meet the requirements of Code Section 422.

        (o)   "Parent"  shall mean a company, whether now or hereafter existing, within the meaning of the definition of "parent company" provided in Section 424(e) of the Code, or any successor thereto of similar import.

        (p)   "Participant"  shall mean a director, officer, employee or consultant of the Company, or any Parent, Subsidiary or Affiliate, who is granted an Award under the Plan.

        (q)   "Performance Award"  shall mean an Award under Section 9 hereof.

        (r)   "Performance Measure"  shall mean one or more of the following criteria selected by the Committee to measure performance of the Company or any Parent, Subsidiary or Affiliate or other business division of same for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Stock growth; revenue; operating income; net income (either before or after taxes); earnings and/or net income before interest and taxes; earnings and/or net income before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Stock price; economic profit; economic value; total stockholder return; gross margins and costs. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied and, if so determined by the Committee and, in the case of a Performance Award to a Covered Employee, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

        (s)   "Performance Period"  means a period of not less than one year over which the achievement of targets for Performance Measures is determined.

        (t)    "Phantom Stock"  shall mean Awards under Section 9.

        (u)   "Restricted Stock" and "Restricted Stock Units"  shall mean Awards under Section 7.

        (v)   "Rule 16b-3"  shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

        (w)  "Securities Act"  shall mean the U.S. Securities Act of 1933, as amended and any rules or regulations promulgated thereunder.

        (x)   "Stock"  shall mean common stock of the Company, par value $0.01 per share.

        (y)   "Stock Appreciation Rights"  shall mean Awards under Section 8(a) to (d).

        (z)   "Subsidiary" and "Subsidiaries"  shall mean only a company or companies, whether now or hereafter existing, within the meaning of the definition of "subsidiary company" provided in Section 424(f) of the Code, or any successor thereto of similar import.

        (aa) "2001 Plan"  shall mean the 2001 Celsion Corporation Stock Option Plan.

        (bb) "2004 Plan"  shall mean the Celsion Corporation 2004 Stock Incentive Plan.

3.     Administration

        (a)    Procedure.     The Plan shall be administered by the Board. In the alternative, the Board may delegate authority to a Committee to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Such Committee shall consist of not less than two (2) members of the Board each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule of similar import, and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

        Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

        The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        (b)    Secondary Committees and Sub-Plans.     The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Board hereunder are delegated (each of which shall be regarded as a "Committee" under the Plan with respect to such duties and powers), or delegate all of its duties and powers hereunder to a single Committee. Additionally, if permitted by applicable law, the Board or Committee may delegate any or all of its duties and powers hereunder to the Chief Executive Officer and/or to other senior officers of the Company subject to such conditions and limitations as the Board or Committee shall prescribe. However, only the Committee described under Subsection 3(a) may designate and grant Awards to Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. The Committee shall also have the power to establish sub-plans (which may be included as appendices to the Plan or the respective Grant Agreements), which may constitute separate schemes, for the purpose of establishing schemes which meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions. Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of the Plan.

        (c)    Powers of the Committee.     The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i)    determine the Participants to whom, and the time or times at which, Awards shall be granted,

          (ii)   determine the types of Awards to be granted,

          (iii)  determine the number of shares of Stock and/or amount of cash to be covered by or used for reference purposes for each Award,

          (iv)  impose such terms, limitations, vesting schedules, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award and the period, if any, following a grantee's termination of employment or service with the Company or any Parent, Subsidiary or Affiliate during which the Award shall remain exercisable,

          (v)   modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially, adversely affect the grantee without the grantee's consent, or constitute a repricing of stock options without the consent of the holders of the Company's voting securities under (vi) below,

          (vi)  only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by applicable law, the regulation or the rules of an national securities exchange or automated quotation system to which the Company is subject, reprice Incentive Stock Options and Nonqualified Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism,

          (vii) accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award,

          (viii)  establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period, and

          (ix)  permit the deferral of, or require a Participant to defer such Participant's receipt of, the delivery of Stock and/or cash under an Award that would otherwise be due to such Participant and establish rules and procedures for such payment deferrals, provided the requirements of Code Section 409A are met with respect to any such deferral.

        The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary, desirable or appropriate in accordance with the Bylaws of the Company.

        (d)    Limited Liability.     To the maximum extent permitted by law, no member of the Board or Committee or a Committee Delegate shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

        (e)    Indemnification.     The members of the Board and Committee and any Committee Delegate shall be indemnified by the Company in respect of all their activities under the Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation Bylaws of the Company as in effect from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation, as a matter of law, or otherwise.

        (f)    Effect of Committee's Decision.     All actions taken and decisions and determinations made by the Committee or a Committee Delegate on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's or Committee Delegate's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee of the Company, and their respective successors in interest.

        (g)    Apprising the Board.     The Committee will inform the Board regarding its activities under the Plan not less frequently than at each scheduled Board meeting and at such other times as the Board may request.

4.     Stock Available Under the Plan; Maximum Awards

        (a)    Stock Available Under the Plan.

          (i)    Subject to adjustments as provided in Section 13 of the Plan, the Stock that may be delivered or purchased or used for reference purposes (with respect to Stock Appreciation Rights, or Phantom Stock) with respect to Awards granted under the Plan, including with respect to Incentive Stock Options, shall not exceed an aggregate of one million (2,000,000) shares of Stock, plus the number of shares of Stock available from the 2001 Plan and 2004 Plan as provided in Subsection 4(a)(ii) below. Stock available under the Plan may be, in any combination, authorized but unissued Stock, treasury Stock and Stock that is repurchased, in the market, and canceled by the Company. The Company shall reserve said number of shares of Stock for Awards under the Plan, subject to adjustments as provided in Section 13 of the Plan. If any Award, or portion of an Award, issued under the Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of Restricted Shares, without vesting) of Stock or other consideration, the Stock subject to such Award shall thereafter be available for further Awards under the Plan.

          (ii)   There shall be available for issuance under the Plan the sum of (A) the number of shares of Stock remaining available for issuance under the 2004 Plan at the effective date of this Plan, plus (B) shares of Stock subject to any stock options issued under the 2001 Plan or 2004 Plan to the extent such stock options subsequently expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled, without delivery of shares of Stock or other consideration to the holder.

        (b)    Maximum Awards to Covered Employees.     The maximum number of shares of Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to two hundred thousand (200,000). To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered or canceled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

5.     Participation

        Participation in the Plan shall be open to all directors, officers, employees and consultants of the Company, or of any Parent, Subsidiary or Affiliate of the Company, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of Incentive Stock Options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company.

        Awards may be granted to such Participants and for or with respect to such number of shares of Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to a Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.     Stock Options

        Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to Participants Awards of Nonqualified Stock Options and/or Incentive Stock Options. The stock option Awards granted shall be subject to the following terms and conditions.

        (a)    Grant of Option.     The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Company and the grantee, stating the number of shares of Stock subject to the stock option evidenced thereby, the exercise price and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

        (b)    Exercise Price.     The price per share payable upon the exercise of each stock option shall be determined by the Committee, but shall not be less than the Fair Market Value of the shares on the Grant Date, unless the stock option complies with Section 409A of the Code.

        (c)    Payment.     Stock options may be exercised in whole or in part by payment of the exercise price of the Stock to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if provided in the Grant Agreement and permitted by applicable law, in shares of Stock which have been held by grantee for at least six (6) months, or a combination of cash and such Stock, or by such other means as the Committee may prescribe. The Fair Market Value of Stock delivered on exercise of stock options shall be determined as of the date of exercise.

        If the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased Stock directly to such brokerage firm.

        (d)    Term of Options.     The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the Stock certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any Stock represented by an outstanding stock option.

        (e)    Restrictions on Incentive Stock Options.     Incentive Stock Option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

          (i)    Grant Date.    An Incentive Stock Option must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Company's stockholders.

          (ii)    Exercise Price and Term.    The exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the stock option is granted and the term of the stock option shall not exceed ten (10) years. Also, the exercise price of any Incentive Stock Option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of Stock of the Company or any Parent or Subsidiary of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the grant date and the term of such stock option shall not exceed five (5) years.

          (iii)    Maximum Grant.    The aggregate Fair Market Value (determined as of the Grant Date) of Stock of the Company with respect to which all Incentive Stock Options first become exercisable by any grantee in any calendar year under this or any other plan of the Company and its Parent and Subsidiaries may not exceed One Hundred Thousand Dollars ($100,000) or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such stock options to the extent of the Stock in excess of such limit shall be treated as Nonqualified Stock Options. In such case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

          (iv)    Grantee.    Incentive Stock Options shall only be issued to employees of the Company or of a Parent, Subsidiary or Affiliate of the Company.

          (v)    Designation.    No stock option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

          (vi)    Stockholder Approval.    No stock option issued under the Plan shall be an Incentive Stock Option unless the Plan is approved by the stockholders of the Company within twelve (12) months of its adoption by the Board in accordance with the Bylaws of the Company and governing law relating to such matters.

        (f)    Other Terms and Conditions.     Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.     Restricted Stock and Restricted Stock Units

        (a)    In General.     Subject to the other applicable provisions of the Plan and applicable law, the Committee may at any time and from time to time grant Restricted Stock or Restricted Stock Units to Participants, in such amounts and subject to such vesting conditions, other restrictions and conditions for removal of restrictions as it determines. Unless determined otherwise by the Committee, Participants receiving Restricted Stock or Restricted Stock Units are not required to pay the Company cash consideration therefor (except as may be required for applicable tax withholding).

        (b)    Vesting Conditions and Other Restrictions.     Each Award for Restricted Stock and Restricted Stock Units shall be evidenced by a Grant Agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any vesting or other restriction applicable to any Restricted Stock or Restricted Stock Units awarded to any grantee under the Plan.

        (c)    Stock Issuance and Stockholder Rights.

          (i)    Restricted Stock. Stock certificates with respect to Stock granted pursuant to a Restricted Stock Award shall be issued, and/or Stock shall be registered, at the time of grant of the Restricted Stock Award, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Any Stock certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award and the grantee may be required to deposit the certificates with the Company during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during the period of restriction following issuance of Restricted Stock certificates, the grantee shall have all of the rights of a holder of Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the Restricted Stock. The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Restricted Stock to which such dividends or distributions relate.

          (ii)   Restricted Stock Units. Stock certificates for the shares of Stock subject to a Restricted Stock Unit shall be issued, and/or Stock shall be registered, upon vesting and lapse of any other restrictions with respect to the issuance of Stock under such Award. The grantee will not be entitled to vote such Stock or to any of the other rights of stockholders during the period prior to issuance of the certificates for such Stock and/or the registration of the Stock. An Award of Restricted Stock Units may provide the Participant with the right to receive amounts equivalent to dividends and distributions paid with respect to Stock subject to the Award while the Award is outstanding, which payments may, in the Committee's discretion, either be made currently or credited to an account for the Participant, and may be settled in cash or Stock, all as determined by the Committee. Unless otherwise determined by the Committee with respect to a particular Award, each outstanding Restricted Stock Unit shall accrue such dividend equivalents, deferred as equivalent amounts of additional Restricted Stock Units, which amounts will be paid only when and if the Restricted Stock Unit (on which such dividend equivalents were accrued) vests and becomes payable. To the extent that a Restricted Stock Unit does not vest or is otherwise forfeited, any accrued and unpaid dividend equivalents shall be forfeited.

8.     Stock Appreciation Rights

        (a)    Award of Stock Appreciation Rights.     Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant Stock Appreciation Rights ("SARs") to Participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding Incentive Stock Option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Company and the grantee, stating the number of shares of Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any Stock represented by a SAR.

        (b)    Restrictions of Tandem SARs.     No Incentive Stock Option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the Incentive Stock Option is greater than the exercise price for such Incentive Stock Option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

        (c)    Amount of Payment upon Exercise of SARs.     A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the base price per share of Stock specified in the Grant Agreement, times (ii) the number of shares of Stock specified by the SAR, or portion thereof, that is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose). The base price per share under a SAR shall not be less than the Fair Market Value of a share of Stock on the Grant Date, unless the SAR complies with Section 409A of the Code.

        (d)    Form of Payment upon Exercise of SARs.     Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in Stock, the number of shares of Stock shall be determined by dividing such portion by the Fair Market Value of a share of Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

9.     Phantom Stock

        The grant of Phantom Stock shall be evidenced by a Grant Agreement, executed by the Company and the grantee, that incorporates the terms of the Plan and states the number of shares of Phantom Stock evidenced thereby and the terms and conditions of such Phantom Stock in such form as the Committee may from time to time determine. Phantom Stock granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. Each share of Phantom Stock shall represent the value of one share of Stock. Phantom Stock shall become payable in whole or in part in such form, at such time or times and pursuant to such conditions in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares represented by Phantom Stock as a result of the grant of Phantom Stock to the grantee. Phantom Stock may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine desirable or appropriate from time to time.

10.   Performance Awards

        (a)    In General.     The Committee, in its discretion, may establish targets for Performance Measures for selected Participants and authorize the granting, vesting, payment and/or delivery of Performance Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and/or Phantom Stock to such Participants upon achievement of such targets for Performance Measures during a Performance Period. The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

        (b)    Covered Employee Targets.     After the Company is subject to Code Section 162(m), in connection with any Performance Awards granted to a Covered Employee, the Committee shall (i) establish in the applicable Grant Agreement the specific targets relative to the Performance Measures which must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Grant Agreement the method for computing the portion of the Performance Award which shall be granted, vested, paid and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period and prior to any such grant, vesting, payment or delivery certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Performance Award which shall be granted, vested, paid or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain. In interpreting Plan provisions applicable to Performance Measures and Performance Awards with respect to Covered Employees, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2)(i), and the Committee in interpreting the Plan shall be guided by such provisions.

11.   Withholding and Reporting of Taxes

        The Company may require, as a condition to the grant of any Award under the Plan, vesting or exercise pursuant to such Award or to the delivery of certificates for shares of Stock issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement, that the grantee pay to the Company, in cash or, if approved by the Company, in Stock, including Stock acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to any taxable event under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to the grant, vesting, exercise or payment of or under any Award under the Plan or a Grant Agreement, or to retain or sell a sufficient number of the shares of Stock to be issued to such grantee to cover any such taxes. The Company or any Parent, Subsidiary or Affiliate shall comply with any applicable tax reporting requirements of any jurisdiction imposed on it by law with respect to the granting, vesting, exercise and/or payment of Awards.

12.   Transferability

        No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative. Notwithstanding the foregoing, an Award other than an Incentive Stock Option may, in the Committee's sole discretion, be transferable by gift or domestic relations order to (i) the grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, "Family Members"), (ii) a company, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the grantee and/or Family Members, or (iii) a trust in which the Grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee.

13.   Adjustments; Business Combinations

        (a)    Adjustments.     In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters that relate to Awards and that are affected by the changes in the shares referred to above.

        (b)    Change in Control.     In the event of any proposed Change in Control under Section 2(d)(i), (ii) or (iii), the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following, provided such action is in compliance with Code Section 409A if applicable: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in

Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Stock of the Company, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the Award.

        (c)    Dissolution and Liquidation.     In the event the Company dissolves and liquidates (other than pursuant to a plan of amalgamation, merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award, provided such action is in compliance with Code Section 409A if applicable: (i) each grantee shall have the right to exercise his stock option, Stock Appreciation Right, or Phantom Stock or to require delivery of Stock certificates, and/or registration of the Stock, representing any such Restricted Stock or Restricted Stock Unit Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option, Stock Appreciation Right or Phantom Stock not so exercised, canceled or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock or Restricted Stock Units as to which there has not been such delivery of Stock certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Company and the grantee's rights with respect to his outstanding Award.

        (d)    Other Adjustments.     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding paragraphs of this Section 13) affecting the Company, or the financial statements of the Company or any Parent, Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        Except as hereinbefore expressly provided, issuance by the Company of stock of any class or securities convertible into stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock subject to Awards.

14.   Termination and Amendment

        (a)    Amendment or Termination by the Board.     The Board, without further approval of the stockholders, may amend or terminate the Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to the Plan).

        (b)    Amendments by the Committee.     The Committee shall be authorized to make minor or administrative amendments to the Plan as well as amendments to the Plan that may be dictated by requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Committee may amend any outstanding Award in any manner as provided in Sections 3(c) and (d) and to the extent that the Committee would have had the authority to make such Award as so amended.

        (c)    Approval of Grantees.     No amendment to the Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under the Plan without the approval of the grantee. Further, no amendment to the Plan or an Award shall be made which would cause any Award to fail to either comply with or meet an exception from Code Section 409A.

15.   Non-Guarantee of Employment

        Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Company or any Parent, Subsidiary or Affiliate or shall interfere in any way with the right of the Company or any Parent, Subsidiary or Affiliate to terminate an employee at any time.

16.   Termination of Employment

        For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Company and the Company's Parent, Subsidiaries or Affiliates shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence that is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

17.   Written Agreement

        Each Grant Agreement entered into between the Company and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

18.   Non-Uniform Determinations

        The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

19.   Limitation on Benefits

        With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20.   Listing and Registration

        If the Company determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. or under any law of Stock subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Stock thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

21.   Compliance with Securities Law

        The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any Stock certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Company may also require that a grantee submit other written representations that will permit the Company to comply with applicable federal and state securities laws in connection with the issuance of the Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Company may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. Any Stock certificates for shares issued pursuant to this Plan may bear a legend restricting transferability of the Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable securities laws of the states of the U.S. The Company may notify its transfer agent to stop any transfer of Stock not made in compliance with these restrictions. Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of Stock certificates for such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any national securities exchange or Nasdaq System upon which the Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee.

22.   No Trust or Fund Created

        Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

23.   No Limit on Other Compensation Arrangements

        Nothing contained in the Plan shall prevent the Company or any Parent, Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases), including without limitation the granting of stock options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Phantom Stock Units otherwise than under the Plan.

24.   No Restriction of Corporate Action

        Nothing contained in the Plan shall be construed to limit or impair the power of the Company or any Parent, Subsidiary or Affiliate to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to amalgamate, merge or consolidate, liquidate, sell or transfer all or any part of its business or assets or, except as otherwise provided herein, or in a Grant Agreement, to take other actions which it deems to be necessary or appropriate. No employee, beneficiary or other person shall have any claim against the Company or any Parent, Subsidiary or Affiliate as a result of such action.

25.   Governing Law

        The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined in accordance with applicable federal laws and the laws of the State of Maryland. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or local courts of the State of Maryland, to resolve any and all issues that may arise out of or relate to the Plan or any related Grant Agreement. The Awards under the Plan are intended to either comply with or meet an exception from Code Section 409A and shall be so interpreted.

26.   Plan Subject to Charter and Bylaws

        This Plan is subject to the Certificate of Incorporation and Bylaws of the Company, as they may be in effect from time to time.

27.   Effective Date; Termination Date

        The Plan is effective as of the date on which the Plan is approved by the stockholders of the Company. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: March 12, 2007

Date Approved by the Stockholders: June 13, 2007

PROXY CARD

IN CONNECTION WITH THE 2010 ANNUAL MEETING OF STOCKHOLDERS

CELSION CORPORATION

10220-L OLD COLUMBIA ROAD

COLUMBIA, MARYLAND 21046

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CELSION CORPORATION

The undersigned stockholder of Celsion Corporation (the “Company”) hereby appoints Michael H. Tardugno and Timothy J. Tumminello, and each of them, as proxies, with full power of substitution in each of them, for and in the name of the undersigned, to represent the undersigned and vote, as designated below, all shares of the Common Stock of the Company which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of the Company (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Friday, June 25, 2010 at the Hyatt Regency Baltimore, 300 Light Street, Baltimore, Maryland 21202, or at any adjournment or postponement thereof. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting and acknowledges receipt of Notice of the Annual Meeting and the Proxy Statement in connection therewith (the terms of each of which are incorporated by reference herein).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 25, 2010.  The Proxy Statement and our 2009 Annual Report to Security Holders on Securities and Exchange Commission Form 10-K are available at www.proxyvote.com .

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN PROPOSAL NO. 1, AND “FOR” PROPOSALS NO. 2 AND NO. 3, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

PROPOSAL NO. 1:	ELECTION OF DIRECTORS.
☐ FOR Dr. Max E. Link	☐ WITHHOLD AUTHORITY Dr. Max E. Link
☐ FOR Mr. Michael H. Tardugno	☐ WITHHOLD AUTHORITY Mr. Michael H. Tardugno

PROPOSAL NO. 2:	TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PROPOSAL NO. 3:	TO AMEND THE CELSION CORPORATION 2007 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THAT PLAN BY 1,000,000.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

DISCRETIONARY AUTHORITY:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.

Date	Signature of Owner

Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY—NO BOXES NEED BE CHECKED.

CELSION CORPORATION 10220-L OLD COLUMBIA ROAD COLUMBIA, MARYLAND 21046

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for election and delivery information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Celsion Corporation, c/o Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717.